UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21293
                                                     ---------------------

                  Nuveen Preferred and Convertible Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                 Annual Report December 31, 2004


                  Nuveen Investments
                  Closed-End
                  Exchange-Traded
                  Funds

NUVEEN PREFERRED
 AND CONVERTIBLE
     INCOME FUND
             JPC

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

NUVEEN PREFERRED
 AND CONVERTIBLE
   INCOME FUND 2
             JQC

                  HIGH CURRENT INCOME
                  FROM A PORTFOLIO OF
                  PREFERRED AND
                  CONVERTIBLE SECURITIES

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
 Chairman of the Board

      Chairman's
            Letter to Shareholders

      I am pleased to report that for the year ended December 31, 2004, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality preferred securities, convertible securities and high-yield debt. The date of this report represents a change that aligns your Fund's fiscal year with the calendar year. We believe this change in your Fund's shareholder reporting cycle will lead to greater efficiencies and other benefits in the management and operation of your Fund.

"We continue to believe that your Fund provides a valuable source of regular monthly income, and that it also may provide an opportunity to reduce the overall risk of your entire investment portfolio."

      As you'll see as you review this report, there has been no change in the objectives or management of your Fund. We continue to believe that your Fund provides a valuable source of regular monthly income, and that it also may provide an opportunity to reduce the overall risk of your entire investment portfolio. This is because the price of your Fund's shares may move differently than the prices of other investments that you may own. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

      I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mail and the Internet. Sign up is quick and easy - see the inside front cover of this report for instructions.

      For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

      Sincerely,


      /s/ Timothy R. Schwertfeger

      Timothy R. Schwertfeger
      Chairman of the Board

      February 15, 2005

Nuveen Preferred and Convertible Income Funds (JPC, JQC)

Portfolio Managers'
      Perspective

These Funds are subadvised by a team of specialists from Spectrum Asset Management, Inc., Froley, Revy Investment Co., Inc., and Symphony Asset Management, LLC.

Spectrum, an affiliate of Principal Capital(SM), manages the preferred securities portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team.

Froley, Revy, one of the oldest firms specializing in convertible securities, manages that portion of each Fund's portfolio. Their investment team is led by Andrea Revy O'Connell and Michael Revy, who each have more than 10 years' experience in convertible securities investing.

The Symphony team managing the high yield securities and other debt instruments in both Funds is led by Gunther Stein and Lenny Mason. Gunther and Lenny have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here representatives from Spectrum, Froley, Revy and Symphony talk about general economic conditions, their management strategies and the performance of both Funds for the 12-month period ended December 31, 2004.


What were the conditions in the fixed-income markets generally, and the preferred securities, convertible securities and high yield debt markets in particular, during the 12-month period December 31, 2004?

Generally, the U.S. economy presented a slowly improving picture in 2004. The Gross Domestic Product (GDP) grew at a preliminary estimate of 4.4% over the course of the full year. Inflation remained largely in check, as the Consumer Price Index rose 3.3% due primarily to increased energy costs. Corporate profits grew by an average of about 20%, and there was an increase of approximately 2 million jobs with the unemployment rate dropping to 5.4% at the end of 2004 from 5.7% at the beginning of the year. The fourth quarter stock market rally seemed to reflect a belief by some that the economic recovery had become more self-sustaining.

In the fixed-income markets, the Federal Reserve raised the fed funds rate five times between June 30 and December 14. At the close of the year, this benchmark rate stood at 2.25%, compared with 1.00% one year earlier. (On February 2, 2005, after the close of this reporting period, the Federal Reserve raised the fed funds rate by another 0.25% to 2.50%.) At the same time, rates remained essentially unchanged at the long end of the yield curve, with the yield on 10-year U.S. Treasuries standing at 4.22% on December 31, 2004, compared with 4.26% at the beginning of the year.

Despite this significant flattening of the yield curve, longer duration investments such as preferred securities continued to enjoy generally wide yield spreads over money market funds and other short-term instruments. The Merrill Lynch Preferred Stock Hybrid Securities Index returned 5.51% during 2004, one reason why individual investors remained aggressive buyers throughout the year in the $25 par sector of the market. Within the $1000 par capital securities sector, buying interest also was strong throughout the year as U.S. and European insurance companies joined other institutional investors who sought to garner incremental yield. Encouraging this demand was the continued improvement in the general credit quality of many issuers, especially among the financial-oriented companies that make up a large proportion of the holdings of these Funds. The ratio of upgrades to downgrades was more favorable over this one-year period than at any time since the Funds' inceptions.

The Merrill Lynch All U.S. Convertible Index returned 9.61% in 2004. The strong performance of the asset class was due in large part to double digit returns from the underlying equities into which the convertibles potentially convert. Convertibles that were more balanced or more yield sensitive (sensitive to interest rates or to the credit quality of a stable issuer) also performed solidly but did not offer quite as much upside return. In addition, convertible performance was influenced by interest rate movements, the volatilities and dividend policies of the underlying equities, and merger and acquisition activity. Interest rates were a modest negative influence on returns this year as the yield curve flattened. Equity volatilities also were a drag on convertible valuations as short-term volatilities contracted sharply to multi-year lows. Longer-term volatilities, which are more important for convertible valuations, fell more modestly but still had a negative effect on performance.

The CSFB High Yield Index returned 11.96% for the year, aided by an impressive performance during the fourth quarter of 2004. Investor sentiment generally remained upbeat, sustained by a steady flow of positive macroeconomic data. Lower-rated bonds tended to outperform the middle and upper ratings tiers due to the healthier economic environment and some investors' increased tolerance for risk. As the credit markets improved, default rates continued to drop. The 12-month rolling default rate reached 1.27% at the end of

2004, declining from 2.92% as of year end 2003. New issue volume was in-line with 2003 levels, totaling $131.0 billion for the year.

What was your overall management strategy for the 12-month period ended December 31, 2004?

In the preferred securities portion of both Funds' portfolios, we continued to maintain a balance between the two major preferred sectors - the $25 par and the $1000 par capital securities. While both sectors presented attractive investment opportunities at particular points in time, by the end of 2004 the relative weighting between the two in each Fund was relatively unchanged from the beginning of the period. Over the course of 2004, our investment focus centered on buying high quality, higher coupon preferred issues that usually traded on the basis of their yield-to-call rather than their yield-to-maturity.

Within the $25 par sector, this meant seeking securities with coupons of 7.00% or more and call dates two or three years in the future. In the $1000 par capital securities sector, much of our investment focus was on "Yankee step-up" securities. These are $US-denominated preferreds issued primarily by highly-rated European financial institutions. They pay a fixed rate for a period of time and then move to a wide spread above LIBOR (London Interbank Offered
Rate) if the issuer does not call the security. This step-up feature makes the exercise of the call option more likely and creates a shorter duration, less interest rate sensitive investment vehicle.

For the convertible securities portion of both portfolios, our overall strategy was to seek yield opportunities while investing in what we thought were undervalued or fairly-valued securities from stable issuers. In practice, this meant trying to find securities having market prices or characteristics that, in our opinion, did not reflect their true value. For instance, we did not find many utility company convertibles particularly attractive during this period. Since the high correlation of many utilities' equity performance with interest rates movements, utility-issued convertible bonds often will move in the same direction as interest rates both from a fixed-income perspective and from an equity perspective. To us, this reduces their attractiveness as convertibles. At the same time, we did invest in utility issues that were mandatory convertible preferreds. These securities tended to offer much higher yields than more traditional utility convertibles with only modestly more risk.

For the high yield debt portion of both portfolios, we continued to employ a value-oriented strategy, focusing on relatively higher-quality credits with strong fundamental business models, diversified revenue streams, and relatively low earnings volatility. Investing our assets across a variety of industry sectors and rating tiers also remained a priority. We continued to evaluate the entire group of holdings, eliminating positions that we believed had escalating credit issues, limited upside potential or significant downside risk.

How did the Funds perform over this period?

Each of the Funds performed well during the 12 months ended December 31, 2004. Their performance, as well as the performance of several widely followed market indexes, is shown in the nearby chart.

Total Return on Net Asset Value
For 12 months ended December 31, 2004

JPC                                                                        9.98%
--------------------------------------------------------------------------------
JQC                                                                       10.31%
--------------------------------------------------------------------------------
Comparative Benchmark(1)                                                   7.77%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview pages in this report.

For the 12 months ended December 31, 2004, both Funds outperformed their comparative benchmarks. One of the primary factors benefiting the performance of these Funds relative to that of the benchmark was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, especially during periods of rising interest rates, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain relatively constant, as they did during this reporting period.

(1) The Comparative Benchmark performance is a blend consisting: 1) 60% of the return of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; 2) 30% of the return of the Merrill Lynch All U.S. Convertibles Index, which consists of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and
      3) 10% of the return of the CSFB High Yield Index, which includes approximately $375 billion of $US-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade.

Within the preferred securities portions of both Funds' portfolios, individual security selection also played a prominent role in each Fund's strong relative performance for the year. Highly-rated preferreds issued by financial institutions, especially banks, were the mainstays. Over the course of the year, these securities often performed better than lower-rated securities. This was especially true for some of the securities issued by non-US companies that we were able to purchase at attractive yields relative to similarly rated preferreds from U.S. issuers.

Seasoned "repackaged preferreds" also provided some good returns for the Funds. These securities are created when an investment bank buys a specific tranche of bonds or $1000 par preferred securities of a particular issuer, places them in a trust, and then issues $25 par preferreds backed by this trust. The repackaged preferreds are often not widely followed in the secondary market, which can produce some very attractive pricing and yields. In addition to their attractive return potential, they also provided the Funds with exposure to some issuers who have little or no other preferreds outstanding, such as IBM, BellSouth and Safeco. This helped improve the overall diversification of each portfolio.

Within the $1000 par capital securities sector, our increased focus on $US-denominated preferreds from foreign issuers and on preferreds that trade in the "Euro listed" sector provided good returns to the portfolios as these two areas were among the best performing sectors in the overall corporate market.

Other actions that positively impacted Fund performance over this period included our participation in a tender offer for Safeco preferreds, opportunistic buying of some insurance company securities that we believed was unfairly discounted because of the ongoing investigations of the industry, and the year end purchase of a very attractively priced Fannie Mae floating rate preferred stock that appreciated 12% in two days.

While it was generally a very good year from a credit standpoint, there were a few blemishes in the preferred securities sleeves that hurt overall Fund performance. While we limited the Funds' exposure to the auto sector (and actually reduced it as the year went on), the prices on Ford and GM preferreds and bonds tended to weaken over the period, given concerns over eroding market share and unfunded pension and health care obligations. Another position that negatively impacted performance was Converium. The Swiss reinsurance company surprised the markets with a large addition to reserves due to losses in their U.S. operations, and the company was subsequently downgraded to below investment grade. While we liquidated the entire position, the prices we were able to obtain were well below our costs.

In the convertible securities portions of both Funds, the Consumer Discretionary and Telecommunications sectors provided the greatest positive contribution to performance. Both of these areas performed well generally, and the Funds had higher weightings in them over this period than the Merrill Lynch index. In addition, the specific securities we held performed better than their sectors as a whole. Specific standouts from the Consumer Discretionary sector were Carnival Corporation and Royal Caribbean Cruises Ltd. Hotels as a group also performed very well. In the Telecommunications sector, the issues exchangeable into PCS shares were strong contributors to performance. NII Holdings (formerly Nextel International Holdings) and Alltel also performed well.

Other convertible securities which contributed positively to performance of JQC were Comcast into PCS, Lion's Gate Films, and Carnival Corp. In JPC, solid performers included Genenetech, Comcast into PCS, and Lion's Gate Films.

At the same time, both Funds were relatively underweighted in energy convertibles at the beginning of the year relative to the Merrill index. As a result, we missed a good portion of the upward stock movements that resulted from the surge in oil prices seen throughout the year. While we increased our energy weightings as the year went along, the lack of earlier participation cost the Funds some return potential.

As noted earlier, we found many Utility sector convertible bonds to be relatively unattractive. Nevertheless, this sector performed well in 2004. While the utility securities we did hold performed well, they did not do as well as the sector as a whole.

Individual convertible securities that hurt performance over this period were General Motors, Nortel and Nextel in JQC, and Allied Waste, Nortel and Delta Airlines in JPC.

Among each Fund's high yield holdings, strong performance came from the Consumer Products, Housing, and Food/Tobacco sectors. These sectors all outperformed the CSFB Index, posting 12-month returns of 14.73%, 12.80%, and 12.41%, respectively.

Over this twelve-month period, distressed and CCC-rated debt significantly outperformed all other rating tiers. Consequently, industries with many low credit-quality companies, such as the Metals/Minerals, Chemicals, and Utilities sectors, were among the top performing sectors in 2004. The JPC and JQC portfolios had minimal exposure to these volatile industries and negligible exposure to distressed and CCC-rated debt. As a result, the Fund's did not benefit as much from this performance as the CSFB index.

What about dividends and share price?

Both of these Funds use financial leverage in an effort to enhance their dividend-paying capabilities. While this strategy adds volatility to a Fund's net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their FundPreferred(TM) shareholders. Even though short-term rates rose through the second half of this 12-month period, the Funds continued to benefit from their leveraging strategy. This is one reason why both Funds were able to maintain stable monthly dividends through the course of 2004.

Both Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of December 31, 2004, both Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

As of December 31, 2004, JPC was trading at a -6.46% discount to its net asset value, compared with a -4.82% average discount for the entire 12-month period. JQC was trading at an -8.63% discount, compared with an average discount of -5.41% for the full year.

Nuveen Preferred and Convertible Income Fund

JPC

Performance
      Overview As of December 31, 2004

Pie Chart:
PORTFOLIO ALLOCATION1
(as a % of total investments)
$25 Par (or similar) Securities                 32.6%
Capital Preferred Securities                    22.1%
Convertible Bonds                               19.3%
Convertible Preferred Securities                12.8%
Corporate Bonds                                 12.1%
Common Stocks                                    0.6%
Repurchase Agreements                            0.5%

Bar Chart:
2004 MONTHLY DIVIDENDS PER SHARE2
Jan                           0.1005
Feb                           0.1005
Mar                           0.1005
Apr                           0.1005
May                           0.1005
Jun                           0.1005
Jul                           0.1005
Aug                           0.1005
Sep                           0.1005
Oct                           0.1005
Nov                           0.1005
Dec                           0.1005

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/04                        15.52
                              15.55
                              15.8
                              15.77
                              15.57
                              15.52
                              15.56
                              15.48
                              15.57
                              15.4
                              15.4
                              15.2
                              15.15
                              15.25
                              15.36
                              15.28
                              15.24
                              15.33
                              15.35
                              15.49
                              15.49
                              15.47
                              15.51
                              15.48
                              15.55
                              15.58
                              15.6
                              15.56
                              15.38
                              15.31
                              15.3
                              15.36
                              15.41
                              15.37
                              15.28
                              15.06
                              14.92
                              15.11
                              15.23
                              15.33
                              15.33
                              15.45
                              15.48
                              15.49
                              15.45
                              15.59
                              15.73
                              15.66
                              15.63
                              15.4
                              15.42
                              15.37
                              15.4
                              15.53
                              15.54
                              15.55
                              15.55
                              15.48
                              15.41
                              15.41
                              15.47
                              15.45
                              15.5
                              15.65
                              15.72
                              15.26
                              14.89
                              14.94
                              15.14
                              15.03
                              14.87
                              14.23
                              13.85
                              14.01
                              14.3
                              14.47
                              14.18
                              13.92
                              13.94
                              13.4
                              13.32
                              13.58
                              13.91
                              14.01
                              14.08
                              13.97
                              13.89
                              13.8
                              13.51
                              12.9
                              12.32
                              13.02
                              13.04
                              13.01
                              13.1
                              13.15
                              13.34
                              13.46
                              13.4
                              13.39
                              13.09
                              13.14
                              13.13
                              13.21
                              13.39
                              13.39
                              13.4
                              13.47
                              13.42
                              13.3
                              13.23
                              13.25
                              13.24
                              13.3
                              12.95
                              13.01
                              13.06
                              12.97
                              12.94
                              12.92
                              12.88
                              12.92
                              12.96
                              13.11
                              13.07
                              13.06
                              13.3
                              13.49
                              13.6
                              13.66
                              13.65
                              13.7
                              13.69
                              13.78
                              13.77
                              13.68
                              13.89
                              13.88
                              13.9
                              13.91
                              13.86
                              13.91
                              13.83
                              13.69
                              13.62
                              13.8
                              13.94
                              13.95
                              13.95
                              14.07
                              14.19
                              14.12
                              14.05
                              14.01
                              14
                              14.15
                              14.01
                              14.13
                              14.21
                              14.09
                              14.01
                              14.03
                              14.1
                              14.16
                              14.2
                              14.24
                              14.39
                              14.47
                              14.56
                              14.53
                              14.56
                              14.52
                              14.44
                              14.54
                              14.55
                              14.59
                              14.59
                              14.69
                              14.55
                              14.36
                              14.31
                              14.45
                              14.41
                              14.46
                              14.49
                              14.53
                              14.54
                              14.56
                              14.65
                              14.69
                              14.6
                              14.57
                              14.6
                              14.65
                              14.7
                              14.72
                              14.67
                              14.75
                              14.76
                              14.76
                              14.62
                              14.56
                              14.54
                              14.54
                              14.49
                              14.44
                              14.39
                              14.4
                              14.34
                              14.38
                              14.57
                              14.65
                              14.73
                              14.73
                              14.85
                              14.91
                              14.98
                              14.96
                              14.54
                              14.36
                              14.46
                              14.51
                              14.49
                              14.53
                              14.61
                              14.55
                              14.54
                              14.56
                              14.56
                              14.48
                              14.46
                              14.49
                              14.52
                              14.37
                              14.26
                              14.25
                              14.16
                              14.29
                              14.43
                              14.48
                              14.45
                              14.46
                              14.47
                              14.38
                              14.19
                              14.07
                              14.04
                              13.97
                              13.86
                              13.99
                              14.06
                              14.02
                              13.82
                              13.89
                              14.07
                              14.19
12/31/04                      14.33


Portfolio Statistics
--------------------------------------------------------------------------------
Share Price                                                              $14.33
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $15.32
--------------------------------------------------------------------------------
Premium/Discount to NAV                                                  -6.46%
--------------------------------------------------------------------------------
Latest Dividend                                                          $.1005
--------------------------------------------------------------------------------
Market Yield                                                               8.42%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $1,533,722
--------------------------------------------------------------------------------

Top Industries(1)
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                           18.6%
--------------------------------------------------------------------------------
Insurance                                                                  10.9%
--------------------------------------------------------------------------------
Capital Markets                                                             7.7%
--------------------------------------------------------------------------------
Diversified Financial Services                                              7.4%
--------------------------------------------------------------------------------
Real Estate                                                                 7.1%
--------------------------------------------------------------------------------
Media                                                                       6.4%
--------------------------------------------------------------------------------
Hotels Restaurants & Leisure                                                4.6%
--------------------------------------------------------------------------------
Automobiles                                                                 3.8%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  3.7%
--------------------------------------------------------------------------------
Electric Utilities                                                          2.1%
--------------------------------------------------------------------------------
Communications Equipment                                                    2.0%
--------------------------------------------------------------------------------
Oil & Gas                                                                   2.0%
--------------------------------------------------------------------------------
Repurchase Agreements                                                       0.5%
--------------------------------------------------------------------------------
Other                                                                      23.2%
--------------------------------------------------------------------------------

Top Five Issuers(1)
(excluding repurchase agreements)
(as a % of total investments)
--------------------------------------------------------------------------------
Wachovia Corporation                                                        2.1%
--------------------------------------------------------------------------------
Ford Motor Company                                                          1.8%
--------------------------------------------------------------------------------
General Motors Corporation                                                  1.8%
--------------------------------------------------------------------------------
PartnerRe Limited                                                           1.7%
--------------------------------------------------------------------------------
Citigroup                                                                   1.7%
--------------------------------------------------------------------------------

Annualized Total Return
(Inception 3/26/03)
--------------------------------------------------------------------------------
                                                       On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                      0.94%          9.98%
--------------------------------------------------------------------------------
Since Inception                                             6.50%         13.17%
--------------------------------------------------------------------------------

(1)   Excluding common stocks sold short.

(2) The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.2336 per share.

Nuveen Preferred and Convertible Income Fund 2

JQC

Performance
      Overview As of December 31, 2004

Pie Chart:
PORTFOLIO ALLOCATION1
(as a % of total investments)
$25 Par (or similar) Securities                 31.5%
Capital Preferred Securities                    23.9%
Convertible Bonds                               19.6%
Convertible Preferred Securities                12.4%
Corporate Bonds                                 11.7%
Repurchase Agreements                            0.5%
Common Stocks                                    0.4%

Bar Chart:
2004 MONTHLY DIVIDENDS PER SHARE2
Jan                           0.0975
Feb                           0.0975
Mar                           0.0975
Apr                           0.0975
May                           0.0975
Jun                           0.0975
Jul                           0.0975
Aug                           0.0975
Sep                           0.0975
Oct                           0.0975
Nov                           0.0975
Dec                           0.0975

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/04                        14.68
                              14.77
                              14.84
                              14.83
                              14.95
                              14.97
                              14.99
                              14.9
                              14.9
                              14.88
                              14.83
                              14.8
                              14.7
                              14.87
                              14.89
                              14.81
                              14.82
                              14.87
                              14.85
                              14.89
                              14.89
                              14.92
                              14.91
                              14.97
                              14.97
                              14.99
                              14.97
                              14.96
                              14.82
                              14.78
                              14.83
                              14.83
                              14.81
                              14.75
                              14.76
                              14.73
                              14.57
                              14.63
                              14.72
                              14.89
                              14.89
                              14.99
                              14.93
                              14.84
                              14.84
                              14.92
                              14.99
                              15
                              14.98
                              14.92
                              14.99
                              14.93
                              14.96
                              15
                              14.99
                              15
                              15
                              14.99
                              15
                              14.97
                              15.02
                              15.06
                              15.07
                              15.12
                              15.17
                              14.91
                              14.46
                              14.65
                              14.84
                              14.9
                              14.69
                              14.03
                              13.77
                              13.9
                              14.03
                              14.15
                              13.75
                              13.41
                              13.43
                              12.99
                              12.85
                              12.85
                              13.22
                              13.36
                              13.53
                              13.49
                              13.5
                              13.51
                              13.14
                              12.55
                              12.05
                              12.5
                              12.54
                              12.64
                              12.82
                              12.76
                              12.9
                              13.06
                              13
                              12.97
                              12.86
                              12.93
                              13
                              13.05
                              13.11
                              13.11
                              13.27
                              13.09
                              12.86
                              13
                              12.96
                              12.96
                              12.9
                              13.01
                              12.71
                              12.61
                              12.68
                              12.75
                              12.69
                              12.64
                              12.65
                              12.65
                              12.7
                              12.8
                              12.73
                              12.73
                              12.9
                              13.06
                              13.21
                              13.23
                              13.27
                              13.36
                              13.35
                              13.44
                              13.19
                              13.19
                              13.26
                              13.43
                              13.43
                              13.42
                              13.29
                              13.29
                              13.3
                              13.2
                              13.13
                              13.31
                              13.43
                              13.54
                              13.54
                              13.6
                              13.65
                              13.68
                              13.62
                              13.68
                              13.63
                              13.77
                              13.71
                              13.7
                              13.71
                              13.6
                              13.53
                              13.56
                              13.63
                              13.73
                              13.62
                              13.67
                              13.75
                              13.83
                              13.9
                              13.94
                              14.01
                              14.08
                              14.02
                              14.05
                              14.03
                              14.11
                              14.19
                              14.26
                              14.18
                              14.16
                              14.09
                              14.08
                              14.11
                              14.13
                              14.13
                              14.2
                              14.21
                              14.17
                              14.13
                              14.22
                              14.18
                              14.11
                              14.16
                              14.24
                              14.32
                              14.27
                              14.26
                              14.33
                              14.38
                              14.35
                              14.22
                              14.15
                              14.18
                              14.07
                              14.12
                              14.1
                              14
                              13.93
                              13.98
                              14.02
                              14.11
                              14.17
                              14.23
                              14.23
                              14.29
                              14.31
                              14.45
                              14.49
                              14.07
                              13.82
                              13.99
                              14.01
                              14.03
                              14.04
                              14.05
                              14.05
                              14.16
                              14.22
                              14.09
                              14.03
                              14.04
                              14.04
                              14.05
                              13.94
                              13.83
                              13.82
                              13.71
                              13.81
                              13.98
                              14.04
                              14.03
                              13.99
                              13.98
                              13.84
                              13.69
                              13.62
                              13.57
                              13.52
                              13.57
                              13.77
                              13.7
                              13.65
                              13.56
                              13.5
                              13.7
                              13.81
12/31/04                      13.87

Portfolio Statistics
--------------------------------------------------------------------------------
Share Price                                                              $13.87
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $15.18
--------------------------------------------------------------------------------
Premium/Discount to NAV                                                  -8.63%
--------------------------------------------------------------------------------
Latest Dividend                                                          $.0975
--------------------------------------------------------------------------------
Market Yield                                                               8.44%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $2,140,563
--------------------------------------------------------------------------------

Top Industries(1)
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                           22.5%
--------------------------------------------------------------------------------
Insurance                                                                  10.1%
--------------------------------------------------------------------------------
Diversified Financial Services                                              7.8%
--------------------------------------------------------------------------------
Capital Markets                                                             7.4%
--------------------------------------------------------------------------------
Media                                                                       6.7%
--------------------------------------------------------------------------------
Real Estate                                                                 6.5%
--------------------------------------------------------------------------------
Hotels Restaurants & Leisure                                                3.9%
--------------------------------------------------------------------------------
Oil & Gas                                                                   2.8%
--------------------------------------------------------------------------------
Automobiles                                                                 2.6%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             2.1%
--------------------------------------------------------------------------------
Communications Equipment                                                    1.6%
--------------------------------------------------------------------------------
Specialty Retail                                                            1.6%
--------------------------------------------------------------------------------
Repurchase Agreements                                                       0.5%
--------------------------------------------------------------------------------
Other                                                                      23.9%
--------------------------------------------------------------------------------

Top Five Issuers(1)
(excluding repurchase agreements)
(as a % of total investments)
--------------------------------------------------------------------------------
Wachovia Corporation                                                        2.1%
--------------------------------------------------------------------------------
Citigroup                                                                   1.7%
--------------------------------------------------------------------------------
HBOS Public Limited Company                                                 1.7%
--------------------------------------------------------------------------------
ING Groep NV                                                                1.5%
--------------------------------------------------------------------------------
HSBC Holdings Public
Limited Company                                                             1.5%
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 6/25/03)
                                                       On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                      3.36%         10.31%
--------------------------------------------------------------------------------
Since Inception                                             2.67%         11.96%
--------------------------------------------------------------------------------

(1)   Excluding common stocks sold short.

(2) The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0197 per share.

Shareholder
      Meeting Report

The Shareholder Meeting was held in the Embassy Room of the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California on November 17, 2004.

                                            JPC                                   JQC
---------------------------------------------------------------------------------------------------

Approval of the board members was reached as follows:

                                Common and                            Common and
                             FundPreferred      FundPreferred      FundPreferred      FundPreferred
                             shares voting      shares voting      shares voting      shares voting
                                  together           together           together           together
                                as a class         as a class         as a class         as a class
===================================================================================================
Robert P. Bremner
  For                           97,807,886                 --        137,051,727                 --
  Withhold                         566,558                 --            971,623                 --
---------------------------------------------------------------------------------------------------
  Total                         98,374,444                 --        138,023,350                 --
===================================================================================================
Lawrence H. Brown
  For                           97,781,747                 --        137,038,732                 --
  Withhold                         592,697                 --            984,618                 --
---------------------------------------------------------------------------------------------------
  Total                         98,374,444                 --        138,023,350                 --
===================================================================================================
Jack B. Evans
  For                           97,788,502                 --        137,036,565                 --
  Withhold                         585,942                 --            986,785                 --
---------------------------------------------------------------------------------------------------
  Total                         98,374,444                 --        138,023,350                 --
===================================================================================================
William C. Hunter
  For                           97,799,632                 --        137,045,015                 --
  Withhold                         574,812                 --            978,335                 --
---------------------------------------------------------------------------------------------------
  Total                         98,374,444                 --        138,023,350                 --
===================================================================================================
William J. Schneider
  For                                   --             20,627                 --             33,574
  Withhold                              --                 50                 --                152
---------------------------------------------------------------------------------------------------
  Total                                 --             20,677                 --             33,726
===================================================================================================
Timothy R. Schwertfeger
  For                                   --             20,627                 --             33,583
  Withhold                              --                 50                 --                143
---------------------------------------------------------------------------------------------------
  Total                                 --             20,677                 --             33,726
===================================================================================================
Judith M. Stockdale
  For                           97,782,841                 --        137,032,407                 --
  Withhold                         591,603                 --            990,943                 --
---------------------------------------------------------------------------------------------------
  Total                         98,374,444                 --        138,023,350                 --
===================================================================================================

Report of
      Independent Registered
      Public Accounting Firm

To the Shareholders and Board of Trustees of Nuveen Preferred and Convertible Income Fund
Nuveen Preferred and Convertible Income Fund 2

We have audited the accompanying statements of assets and liabilities of Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2 (the "Funds"), including the portfolios of investments, as of December 31, 2004, and the related statements of operations and changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2 at December 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Chicago, Illinois
February 17, 2005

Nuveen Preferred and Convertible Income Fund (JPC)

Portfolio of
      Investments December 31, 2004

                                                                                                                         Market
        Shares    Description(1)                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS - 0.9% (0.6% of Total Investments)

                  Commercial Services & Supplies - 0.3%

       181,397    Cendant Corporation                                                                           $     4,241,062
--------------------------------------------------------------------------------------------------------------------------------
                  Media - 0.3%

       240,000    Cablevision Systems Corporation                                                                     5,976,000
--------------------------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.3%

       227,800    Xerox Corporation                                                                                   3,874,878
--------------------------------------------------------------------------------------------------------------------------------
                  Total Common Stocks (cost $11,425,280)                                                             14,091,940
                  --------------------------------------------------------------------------------------------------------------

                                                                                                 Ratings*
                                                                                             ---------------             Market
        Shares    Description(1)                                                    Coupon   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  $25 PAR (or similar) SECURITIES - 47.7% (32.6%
                    of Total Investments)

                  Auto Components - 0.6%

       364,303    Delphi Trust I                                                     8.250%     Baa3      BB          9,074,788
--------------------------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.9%

       331,800    Ford Motor Company (CORTS)                                         8.000%     Baa1    BBB-          8,892,240
       131,400    Ford Motor Company, Series F (CORTS)                               8.000%     Baa1    BBB-          3,509,694
        28,600    General Motors Corporation                                         7.375%     Baa2      NA            722,722
--------------------------------------------------------------------------------------------------------------------------------
                  Capital Markets - 4.7%

        22,600    BCH Capital Ltd., Series B                                         9.430%       A2    BBB+            600,595
        17,900    Bear Stearns Capital Trust III                                     7.800%       A2     BBB            474,350
           500    BNY Capital Trust IV, Series E                                     6.875%       A1      A-             12,640
       300,000    BNY Capital Trust V, Series F                                      5.950%       A1      A-          7,563,000
        80,850    BSCH Finance Ltd., Series Q                                        8.625%       A2    BBB+          2,114,228
       129,800    Compass Capital Trust III                                          7.350%       A3    BBB-          3,412,442
         9,500    CSFB USA, Series 2002-10 (SATURNS)                                 7.000%      Aa3      A+            245,100
        26,500    First Union Capital II, Series II (CORTS)                          7.500%       A1    BBB+            712,850
        41,500    First Union Institutional Capital II (CORTS)                       8.200%       A1    BBB+          1,174,450
        13,100    Goldman Sachs Group Inc., Series 2003-06 (SATURNS)                 6.000%      Aa3      A+            322,915
       526,388    Lehman Brothers Holdings Capital Trust III, Series K               6.375%       A2    BBB+         13,449,213
       100,000    Merrill Lynch Capital Trust                                        7.000%       A1      A-          2,682,000
       113,600    Merrill Lynch Preferred Capital Trust IV                           7.120%       A1      A-          3,054,704
       225,000    Merrill Lynch Preferred Capital Trust V                            7.280%       A1      A-          6,108,750
        29,000    Merrill Lynch Preferred Capital Trust                              7.750%       A1      A-            775,750
        66,100    Morgan Stanley Capital Trust II                                    7.250%       A1      A-          1,749,006
       365,739    Morgan Stanley Capital Trust III                                   6.250%       A1      A-          9,300,743
       717,800    Morgan Stanley Capital Trust IV                                    6.250%       A1      A-         18,181,874
        23,300    Morgan Stanley (PPLUS)                                             7.050%      Aa3      A+            617,683
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 9.2%

       170,000    Abbey National plc                                                 7.375%       A2      A-          4,598,500
         2,000    Abbey National plc, Series B                                       7.375%       A2       A             55,000
        37,900    ABN AMRO Capital Fund Trust V                                      5.900%       A2       A            928,550
        69,300    ASBC Capital I                                                     7.625%     Baa1    BBB-          1,860,705
        65,185    BAC Capital Trust I                                                7.000%      Aa3      A-          1,716,973
       135,755    BAC Capital Trust II                                               7.000%      Aa3      A-          3,627,374
       284,700    BAC Capital Trust III                                              7.000%      Aa3      A-          7,644,195
        63,400    Banco Totta & Acores Finance, Series A                             8.875%       A3      NA          1,729,634
       186,114    Banesto Holdings, Series A, 144A                                  10.500%       A2      NA          5,798,624

                                                                                                 Ratings*
                                                                                             ---------------             Market
        Shares    Description(1)                                                    Coupon   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks (continued)

        81,700    Bank One Capital Trust VI                                          7.200%       A1      A-    $     2,169,952
        22,800    Bank One Capital V                                                 8.000%       A1      A-            601,692
        34,600    BankNorth Capital Trust II                                         8.000%     Baa1     BB+            926,934
        62,200    Chittenden Capital Trust I                                         8.000%     Baa1     BB+          1,686,242
        59,300    Citigroup Inc., Series H (a)                                       6.231%      Aa3      NA          3,194,788
       107,000    Cobank ABC, 144A (a)                                               7.000%       NA      NA          5,683,840
        80,100    Comerica Capital Trust I                                           7.600%       A3    BBB+          2,105,028
       292,579    Fleet Capital Trust VII                                            7.200%      Aa3      A-          7,767,972
       337,000    Fleet Capital Trust VIII                                           7.200%      Aa3      A-          8,964,200
        15,500    KeyCorp, Series 2001-7 (CORTS)                                     7.750%       A3     BBB            417,725
        25,200    KeyCorp, Series B (CORTS)                                          8.250%       A3     BBB            657,720
       153,200    National Commerce Capital Trust II                                 7.700%       A1      A-          4,105,760
        32,900    National Westminster Bank plc, Series A                            7.875%      Aa2      A+            850,794
        32,200    PNC Capital Trust                                                  6.125%       A3     BBB            808,864
        19,400    Regions Finance Trust I                                            8.000%       A2    BBB+            506,534
       175,000    Royal Bank of Scotland Group plc, Series L                         5.750%       A1       A          4,289,250
        74,800    SunTrust Capital Trust IV                                          7.125%       A1      A-          1,967,988
        54,300    SunTrust Capital Trust V                                           7.050%       A1      A-          1,434,606
        69,800    USB Capital Trust III                                              7.750%      Aa3      A-          1,853,888
       186,900    USB Capital Trust IV                                               7.350%      Aa3      A-          4,973,409
        67,700    USB Capital Trust V                                                7.250%      Aa3      A-          1,794,727
        33,400    VNB Capital Trust I                                                7.750%     Baa1     BBB            889,108
     1,607,345    Wachovia Preferred Funding Corporation                             7.250%       A2    BBB+         45,616,451
        19,600    Washington Mutual Capital Trust I, Series                          7.650%     Baa1     BBB            511,756
                    2001-22, Class A-1 (CORTS)
         9,100    Wells Fargo Capital Trust IV                                       7.000%      Aa2       A            242,060
        60,935    Wells Fargo Capital Trust V                                        7.000%      Aa2       A          1,601,372
        14,700    Wells Fargo Capital Trust VI                                       6.950%      Aa2      A-            391,461
       225,000    Wells Fargo Capital Trust VII                                      5.850%      Aa2       A          5,607,000
         3,800    Wells Fargo Capital Trust VIII                                     5.625%      Aa2       A             93,860
        79,600    Zions Capital Trust B                                              8.000%     Baa1     BB+          2,181,040
--------------------------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.1%

        13,100    IBM Inc. (CORTS)                                                   7.125%       A1      A+            342,172
        18,900    IBM Inc., Series 2001-1 (SATURNS)                                  7.125%       A1      A+            492,534
--------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 1.5%

         6,900    Household Capital Trust V, Series X                               10.000%       A2    BBB+            177,537
        26,900    Household Capital Trust VI                                         8.250%       A2    BBB+            713,926
        39,200    Household Capital Trust VII                                        7.500%       A2    BBB+          1,048,992
       773,900    HSBC Finance Corporation                                           6.875%       A1       A         21,026,863
--------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 5.0%

        15,100    BBVA Preferred Capital Ltd., Series B                              7.750%       A1      A-            400,754
        14,200    CIT Group Incorporated (CORTS)                                     7.750%       A3    BBB+            390,145
        51,600    Citigroup Capital Trust VII                                        7.125%      Aa2       A          1,362,240
       331,300    Citigroup Capital Trust VIII                                       6.950%      Aa2       A          8,693,312
       194,900    Citigroup Capital Trust IX                                         6.000%      Aa2       A          4,911,480
        33,200    Citigroup Inc., Series F (a)                                       6.365%      Aa3       A          1,772,216
        94,000    Citigroup Inc., Series G (a)                                       6.213%      Aa3       A          5,061,900
        67,970    Citigroup Inc., Series M (a)                                       5.864%      Aa3       A          3,602,410
        33,100    General Electric Capital Corporation                               6.625%      Aaa     AAA            885,425
       756,975    ING Group NV                                                       7.050%       NA      A-         20,362,628
       511,518    ING Group NV                                                       7.200%       A2      A-         13,897,944
        16,900    ING Group NV                                                       6.200%       A2      A-            428,753
        29,500    JPM Capital Trust (CORTS)                                          7.200%       A2      A-            782,340
        52,000    JPMorgan Chase & Company (PCARS)                                   7.125%       A2      A-          1,346,020
       395,067    JPMorgan Chase Capital Trust X                                     7.000%       A1      NA         10,560,141
        47,200    JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)             7.125%       A1      A-          1,261,184
        26,900    Merrill Lynch Capital Trust II                                     8.000%       A1      A-            732,218

      Portfolio of Investments December 31, 2004

                                                                                                 Ratings*
                                                                                             ---------------             Market
        Shares    Description(1)                                                    Coupon   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.4%

        29,000    BellSouth Corporation, Series 2001-3 (SATURNS)                     7.125%       A2       A    $       754,870
         3,200    BellSouth Corporation                                              7.125%      Aa2       A             82,912
         9,200    BellSouth Inc. (CORTS)                                             7.000%       A2       A            241,960
        15,700    BellSouth Telecommunications (PPLUS)                               7.300%      Aa3       A            405,845
        44,750    Deutsche Telekom International Finance B.V.,                       7.875%     Baa1    BBB+          1,177,820
                    Series 2001-24, Class A-1 (CORTS)
        15,900    SBC Communications Inc.                                            7.000%       A2       A            417,852
        15,500    Verizon Communications (CORTS)                                     7.625%       A2      A+            416,950
        19,900    Verizon Communications (CORTS)                                     7.375%       A2      A+            533,022
        11,900    Verizon New England Inc., Series B                                 7.000%       A2      NA            317,730
        40,955    Verizon South Inc., Series F                                       7.000%       A2      A+          1,085,308
--------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 1.1%

         7,000    Consolidated Edison Company of New York Inc.                       7.500%       A1       A            185,080
        10,000    Consolidated Edison Company                                        7.250%       A2      A-            268,100
         4,400    Detroit Edison Company                                             7.375%     Baa2     BB+            110,880
        22,200    DTE Energy Trust I                                                 7.800%     Baa3     BB+            594,516
        33,470    Entergy Louisiana Inc.                                             7.600%     Baa1      A-            894,653
        43,570    Georgia Power Capital Trust V                                      7.125%       A3    BBB+          1,169,855
       227,000    Georgia Power Company                                              5.900%       A2       A          5,720,400
        80,000    National Rural Utilities Cooperative Finance Corporation           6.100%       A3    BBB+          2,005,600
       113,432    Tennessee Valley Authority, Series D                               6.750%      Aaa     AAA          2,835,800
       128,000    Virginia Power Capital Trust                                       7.375%     Baa1    BBB-          3,449,600
--------------------------------------------------------------------------------------------------------------------------------
                  Food Products - 0.4%

        60,000    Dairy Farmers of America Inc., 144A (a)                            7.875%     Baa3    BBB-          6,262,500
--------------------------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%

        23,000    AGL Capital Trust II                                               8.000%     Baa2     BBB            610,190
--------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 9.1%

         5,500    ACE Capital Trust I, Series 1999                                   8.875%     Baa1    BBB-            138,985
       538,010    Ace Ltd., Series C                                                 7.800%     Baa2    BBB-         14,354,107
       273,500    Aetna Incorporated                                                 8.500%     Baa2    BBB+          7,327,065
        52,700    AMBAC Financial Group Inc.                                         5.950%      Aa2      AA          1,324,878
     1,216,100    Delphi Financial Group Inc.                                        8.000%     Baa3     BBB         33,138,725
       132,305    EverestRe Capital Trust II                                         6.200%     Baa1     BBB          3,101,229
        94,600    EverestRe Group Limited                                            7.850%     Baa1     BBB          2,616,636
         7,600    Financial Security Assurance Holdings                              6.875%      Aa2      AA            200,640
        18,300    Financial Security Assurance Holdings                              6.250%      Aa2      AA            469,029
       188,900    Hartford Capital Trust III, Series C                               7.450%     Baa1     BBB          4,952,958
        31,600    Hartford Life Capital Trust II, Series B                           7.625%     Baa1     BBB            836,452
        36,800    Lincoln National Capital Trust V, Series E                         7.650%     Baa1     BBB            975,936
         1,300    MBIA Inc.                                                          8.000%      Aa2      AA             34,125
     1,428,000    PartnerRe Limited, Series C                                        6.750%     Baa1    BBB+         37,042,320
        72,000    PartnerRe Limited                                                  7.900%       A3    BBB+          1,915,200
        81,100    PLC Capital Trust III                                              7.500%     Baa1    BBB+          2,142,662
        33,300    PLC Capital Trust IV                                               7.250%     Baa1    BBB+            885,780
         5,900    PLC Capital Trust V                                                6.125%     Baa1    BBB+            145,140
        37,400    Prudential plc                                                     6.750%     Baa1       A            969,782
        89,000    RenaissanceRe Holdings Ltd., Series A                              8.100%     Baa2    BBB+          2,374,520
       325,310    RenaissanceRe Holdings Ltd., Series B                              7.300%     Baa2    BBB+          8,731,320
        14,000    Safeco Capital Trust I (CORTS)                                     8.750%     Baa2    BBB-            427,700
        22,500    Safeco Capital Trust I (CORTS)                                     8.700%     Baa2    BBB-            613,800
         9,000    Safeco Capital Trust I, Series 2001-4 (CORTS)                      8.750%     Baa2    BBB-            243,000
        33,700    Safeco Capital Trust III (CORTS)                                   8.072%     Baa2    BBB-            925,065
        12,800    Safeco Capital Trust IV (CORTS)                                    8.375%     Baa2    BBB-            359,616
        46,200    Safeco Corporation, Series 2001-7 (SATURNS)                        8.250%     Baa2    BBB-          1,222,914
        38,000    Safeco Corporation, Series 2002-5 (SATURNS)                        8.250%     Baa2    BBB-          1,031,130
        30,800    Torchmark Capital Trust I                                          7.750%     Baa1      A-            826,210
        73,900    W.R. Berkley Capital Trust, Series 2002-1 (CBTCS)                  8.125%     Baa3    BBB-            789,991
        86,700    XL Capital Ltd., Series A                                          8.000%     Baa1    BBB+          2,367,777
       287,500    XL Capital Ltd., Series B                                          7.625%     Baa1    BBB+          7,742,375

                                                                                                 Ratings*
                                                                                             ---------------             Market
        Shares    Description(1)                                                    Coupon   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Media - 0.1%

        41,100    Viacom Inc.                                                        7.300%       A3      A-    $     1,076,820
--------------------------------------------------------------------------------------------------------------------------------
                  Multi-Utilities & Unregulated Power - 0.2%

        49,100    Dominion CNG Capital Trust I                                       7.800%     Baa1    BBB-          1,314,898
        56,100    Energy East Capital Trust I                                        8.250%     Baa3    BBB-          1,505,163
--------------------------------------------------------------------------------------------------------------------------------

                  Oil & Gas - 0.7%
       406,200    Nexen Inc.                                                         7.350%     Baa3     BB+         10,938,966
         1,000    TransCanada Pipeline                                               8.250%       A3     BBB             25,840
--------------------------------------------------------------------------------------------------------------------------------
                  Real Estate - 9.1%

        10,700    AvalonBay Communities, Inc., Series H                              8.700%     Baa2     BBB            301,954
         3,000    BRE Properties, Series B                                           8.080%     Baa3    BBB-             80,550
       347,125    CarrAmerica Realty Corporation, Series E                           7.500%     Baa3    BBB-          9,219,640
        20,600    Developers Diversified Realty Corporation, Series F                8.600%      Ba1    BBB-            553,522
       656,785    Developers Diversified Realty Corporation, Series G                8.000%      Ba1    BBB-         17,568,999
        72,000    Developers Diversified Realty Corporation, Series H                7.375%      Ba1    BBB-          1,865,520
         6,100    Equity Residential Properties Trust                                9.125%     Baa2     BBB            157,929
        18,700    Equity Residential Properties Trust, Series C                      9.125%     Baa2     BBB            502,843
         9,900    Equity Residential Properties Trust, Series D                      8.600%     Baa2     BBB            271,062
       110,681    Equity Office Properties Trust, Series G                           7.750%     Baa3     BBB          2,988,387
       610,800    Equity Residential Properties Trust, Series N                      6.480%     Baa2     BBB         15,483,780
       127,408    Gables Residential Trust, Series D                                 7.500%     Baa3    BBB-          3,287,126
       303,600    HRPT Properties Trust, Series B                                    8.750%     Baa3    BBB-          8,396,058
       755,483    Kimco Realty Corporation, Series F                                 6.650%     Baa2    BBB+         19,521,681
        13,693    New Plan Excel Realty Trust, Series D                              7.800%     Baa3    BBB-            697,060
       972,775    New Plan Excel Realty Trust, Series E                              7.625%       NA    BBB-         25,622,894
        32,982    Prologis Trust, Series C                                           8.540%     Baa2     BBB          1,984,075
        13,600    Prologis Trust, Series G                                           6.750%     Baa2     BBB            343,128
       159,800    Public Storage Inc., Series R                                      8.000%     Baa2    BBB+          4,213,926
        28,900    Public Storage Inc., Series S                                      7.875%     Baa2    BBB+            760,937
        28,200    Public Storage Inc., Series T                                      7.625%     Baa2    BBB+            741,096
        27,500    Public Storage Inc., Series U                                      7.625%     Baa2    BBB+            732,600
        32,000    Public Storage Inc., Series V                                      7.500%     Baa2    BBB+            848,000
       186,500    Regency Centers Corporation                                        7.450%     Baa3    BBB-          4,971,158
         7,000    Simon Property Group, Inc., Series G                               7.890%     Baa2     BBB            372,540
        13,800    Vornado Realty Trust                                               6.625%     Baa3    BBB-            340,860
       707,700    Weingarten Realty Trust, Preferred Securities                      6.750%     Baa1      A-         18,456,816
--------------------------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.0%

        11,900    Sherwin Williams Company, Series III (CORTS)                       7.250%       A2       A            321,895
--------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 3.9%

        95,700    Countrywide Capital III (PPLUS)                                    8.050%     Baa1    BBB+          2,595,384
     1,200,200    Countrywide Capital Trust IV                                       6.750%     Baa1    BBB+         30,857,142
       158,800    Fannie Mae (a)                                                     5.125%      Aa3     AA-          6,791,876
       312,400    Fannie Mae                                                         0.000%      Aa3     AA-         17,689,650
        24,000    Federal Home Loan Mortgage Corporation (a)                         5.100%      Aa3     AA-          1,046,400
        10,000    Federal Home Loan Mortgage Corporation (a)                         5.000%      Aa3     AA-            430,000
--------------------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.7%

        17,400    AT&T Wireless Services Equity, Series 2002-B (SATURNS)             9.250%     Baa2       A            490,680
        28,600    AT&T Wireless, Series 2002-7 (CORTS)                               8.000%     Baa2       A            779,064
        73,100    Telephone and Data Systems Inc.                                    7.600%     Baa1      A-          1,928,378
        34,300    United States Cellular Corporation                                 8.750%     Baa1      A-            959,714
       254,800    United States Cellular Corporation                                 7.500%     Baa1      A-          6,905,080
--------------------------------------------------------------------------------------------------------------------------------
                  Total $25 Par (or similar) Securities (cost
                    $712,640,262)                                                                                   732,570,048
                  --------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2004

                                                                                                 Ratings*
                                                                                             ---------------             Market
        Shares    Description(1)                                                    Coupon   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  CONVERTIBLE PREFERRED SECURITIES - 18.8% (12.8%
                    of Total Investments)

                  Automobiles - 0.9%

       155,000    Ford Motor Company Capital Trust II                                6.500%     Baa2      BB    $     8,182,450
       204,000    General Motors Corporation                                         6.250%     Baa2    BBB-          5,438,640
--------------------------------------------------------------------------------------------------------------------------------
                  Capital Markets - 1.0%

       296,250    Goldmand Sachs Group Inc., Series EMC                              6.125%      Aa3      NA          3,911,685
        53,200    State Street Corporation                                           6.750%       NA     BB+         11,916,800
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.2%

        97,950    HSBC Finance Corporation                                           8.875%       A1       A          4,574,265
       164,000    Sovereign Capital Trust IV, Convertible Security                   4.375%      Ba1     BB-          8,036,000
       105,800    Washington Mutual Inc., Unit 1 Trust                               5.375%     Baa1     BBB          5,966,697
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.3%

        97,375    Allied Waste Industries Inc.                                       6.250%     Caa3       B          5,132,636
--------------------------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.8%

         6,010    Lucent Technologies Capital Trust I                                7.750%     Caa1    CCC-          7,149,256
            88    Nortel Networks Corp.                                              7.000%       NA      NA          5,426,723
--------------------------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.3%

        85,800    TXI Capital Trust I                                                6.500%       B3      B-          4,345,770
--------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.3%

        73,000    Capital One Financial Corporation                                  6.250%     Baa3    BBB-          4,120,120
--------------------------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.4%

       112,500    Temple Inland Inc.                                                 7.500%     Baa3     BBB          6,333,750
--------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.9%

       217,900    Citigroup Global Markets                                           2.000%      Aa1     AA-         10,246,312
       154,000    Gabelli Asset Management Inc.                                      6.950%     Baa2      NA          4,124,120
--------------------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.5%

       131,000    Alltel Corporation                                                 7.750%       A2      NA          6,928,590
--------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 1.8%

       344,500    DTE Energy Company                                                 8.750%     Baa2    BBB-          8,981,115
       217,900    FPL Group Inc.                                                     8.000%       NA      A-         13,126,296
     1,835,000    PG&E Corporation                                                   9.500%       NA      NA          4,904,038
--------------------------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.2%

        46,475    General Cable Corporation, 144A                                    5.750%       NA      NA          3,688,953
--------------------------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.6%

       175,000    Pioneer-Standard Financial Trust                                   6.750%       B2      NA          9,821,875
--------------------------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.1%

        25,000    Hanover Compressor Capital Trust                                   7.250%     Caa1      B-          1,306,250
--------------------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.3%

       178,925    Albertsons Inc.                                                    7.250%     Baa2     BBB          4,544,695
--------------------------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.2%

        39,750    Southern Union Company, Series B                                   5.750%     Baa3      NA          2,897,775
--------------------------------------------------------------------------------------------------------------------------------
                  Hotels Restaurants & Leisure - 0.9%

       250,000    Host Marriott Financial Trust                                      6.750%       B2    CCC+         14,093,750
--------------------------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.3%

       106,675    Newell Financial Trust I                                           5.250%     Baa3    BBB-          5,027,059
--------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 3.0%

       100,000    Chubb Corporation                                                  7.000%       NA       A          2,959,000
       381,000    Genworth Financial Inc.                                            6.000%       A2       A         12,348,210
        86,200    Hartford Financial Services Group, Inc.                            7.000%       NA      A-          5,684,890

                                                                                                 Ratings*
                                                                                             ---------------             Market
        Shares    Description(1)                                                    Coupon   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Insurance (continued)

        90,000    Phoenix Companies Inc.                                             7.000%       NA      NA    $     3,195,000
       206,000    Reinsurance Group of America Inc.                                  5.750%     Baa2     BBB         12,669,000
        65,000    UnumProvident Corporation                                          8.250%      Ba1     BB+          2,344,550
       256,250    XL Capital Limited                                                 6.500%       A2       A          6,521,563
--------------------------------------------------------------------------------------------------------------------------------
                  Media - 0.8%

       185,000    Emmis Communications Corporation, Series A                         6.250%     Caa1    CCC+          8,519,250
        53,375    Interpublic Group, Series A                                        5.375%       NA      NA          2,615,375
        10,000    Sinclair Broadcast Group Inc., Series D                            6.000%     Caa1      B-            434,900
--------------------------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.9%

        84,700    United States Steel Corporation, Series B                          7.000%       NA       B         14,132,195
--------------------------------------------------------------------------------------------------------------------------------
                  Multi-Utilities & Unregulated Power - 0.9%

        64,400    Aquila Inc.                                                        6.750%       B2      B-          2,231,460
       144,800    Dominion Resources Inc.                                            8.750%     Baa1    BBB+          7,990,064
       139,500    Sempra Energy                                                      8.500%       NA    BBB+          4,341,240
--------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 0.5%

         6,725    Chesapeake Energy Corporation, 144A                                4.125%       NA      NA          7,826,219
--------------------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.5%

       126,150    Schering-Plough Corporation                                        6.000%     Baa3     BBB          7,077,015
--------------------------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.6%

       165,000    Equity Office Properties Trust, Series B                           5.250%     Baa2     BBB          8,474,400
--------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 0.6%

            59    Fannie Mae                                                         5.375%      Aa3     AA-          6,254,000
        87,475    PMI Group Inc.                                                     5.875%       A1       A          2,312,839
--------------------------------------------------------------------------------------------------------------------------------
                  Total Convertible Preferred Securities (cost $245,707,021)                                        288,156,790
                  --------------------------------------------------------------------------------------------------------------

     Principal                                                                                   Ratings*
 Amount (000)/                                                                               ---------------             Market
        Shares    Description(1)                                       Coupon     Maturity   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  CONVERTIBLE BONDS - 28.4% (19.3% of Total
                    Investments)

                  Aerospace & Defense - 0.4%

         2,900    AAR Corporation, 144A                                 2.875%     2/01/24        B2     BB-          2,809,375
         2,500    EDO Corporation, Convertible Subordinate Note         5.250%     4/15/07        NA      NA          2,737,500
--------------------------------------------------------------------------------------------------------------------------------
                  Airlines - 0.2%

         2,765    Northwest Airlines Corporation Convertible Notes,     6.625%     5/15/23      Caa1    CCC+          2,737,350
                    144A
--------------------------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.2%

         4,865    Lear Corporation                                      0.000%     2/20/22      Baa3    BBB-          2,535,881
--------------------------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.8%

         2,750    Fleetwood Enterprises Inc., 144A                      5.000%    12/15/23        B2       B          3,935,938
       185,250    General Motors Corporation, Convertible Notes,
                  Senior Debentures, Series A                           4.500%     3/06/32      Baa2    BBB-          4,647,923
       185,100    General Motors Corporation, Series B                  5.250%     3/03/32      Baa2    BBB-          4,270,257
--------------------------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.9%

         2,850    Imclone Systems Inc., 144A                            1.375%     5/15/24        NA      NA          2,643,375
         4,500    Ivax Corporation, Convertible Note, 144A              1.500%     3/01/24        NA      NA          4,376,250
         6,500    Ivax Corporation, Convertible Senior Subordinated     4.500%     5/15/08        NA      NA          6,532,500
                    Notes
--------------------------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.2%

        89,675    Lehman Brothers Holdings Inc., Series GIS             6.250%    10/15/07        NA      NA          2,421,225
--------------------------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.4%

        52,800    The Mosaic Company                                    7.500%     7/01/06      Caa1      NA          5,794,800

      Portfolio of Investments December 31, 2004

     Principal                                                                                   Ratings*
 Amount (000)/                                                                               ---------------             Market
        Shares    Description(1)                                       Coupon     Maturity   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.4%

         6,435    Electronic Data Systems, Convertible Senior           3.875%     7/15/23       Ba1    BBB-    $     6,829,144
                    Notes, 144A
--------------------------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 2.2%

         7,057    Ciena Corporation                                     3.750%     2/01/08        B2       B          6,298,373
         5,565    Converse Technology Inc., 144A                        0.000%     5/15/23        NA     BB-          8,208,375
         3,920    Corning Inc.                                          3.500%    11/01/08       Ba2     BB+          4,777,500
         2,850    Lucent Technologies Inc.                              2.750%     6/15/23        B2       B          3,936,563
         3,355    Powerwave Technologies Inc.                           1.825%    11/15/24        NA      NA          3,451,456
         5,475    Skyworks Solutions Inc.                               4.750%    11/15/07        NA      NA          6,720,563
--------------------------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.7%

        13,215    Hewlett-Packard Company                               0.000%    10/14/17      Baa1    BBB+          7,549,069
         2,500    Mercury Computer Systems Inc., 144A                   2.000%     5/01/24        NA      NA          2,975,000
--------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.5%

         6,900    Providian Financial Corporation, Convertible          3.250%     8/15/05        B2       B          6,925,875
                    Senior Notes
--------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.7%

         3,100    Leucadia National Corporation, 144A                   3.750%     4/15/14       Ba3      B+          3,847,875
         6,400    The Bisys Group Inc.                                  4.000%     3/15/06        NA      NA          6,392,000
--------------------------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.5%

         7,700    Celestica Inc.                                        0.000%     8/01/20       Ba3       B          4,292,750
         2,720    Vishay Intertechnology Inc.                           3.625%     8/01/23        B3      B+          3,063,400
--------------------------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 1.0%

         6,275    Diamond Offshore Drillling Inc.                       1.500%     4/15/31        NA      A-          6,682,875
         7,000    Schlumberger Limited                                  2.125%     6/01/23        A1      A+          7,595,000
           985    Willbros Group Inc., 144A                             2.750%     3/15/24        NA      NA          1,270,650
--------------------------------------------------------------------------------------------------------------------------------
                  Healthcare Equipment & Supplies - 1.0%

         4,315    Advanced Medical Optics                               2.500%     7/15/24        B3       B          4,714,138
         8,835    Fisher Scientific International Inc.                  3.250%     3/01/24       Ba3     BB+          9,950,419
--------------------------------------------------------------------------------------------------------------------------------
                  Hotels Restaurants & Leisure - 2.9%

        10,500    Carnival Corporation                                  0.000%    10/24/21        A3      A-         10,145,625
         2,550    Hilton Hotels Corporation                             3.375%     4/15/23      Baa3    BBB-          3,063,188
         5,400    Kerzner International Limited, 144A                   2.375%     4/15/24        B2       B          6,594,750
        15,500    Royal Caribbean Cruises Limited, Senior               0.000%     2/02/21       Ba2     BB+          9,978,125
                    Convertible Liquid Yield Option Notes
         3,745    Scientific Games Corporation                          0.750%    12/01/24        B2      B+          3,918,206
         3,525    Six Flags Inc.                                        4.500%     5/15/15      Caa1     CCC          3,983,250
         5,830    Starwood Hotels and Resorts Worldwide Inc.            3.500%     5/16/23       Ba1     BB+          7,258,350
--------------------------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.4%

         3,350    Tyco International Group Limited, Convertible
                    Notes, 144A                                         3.125%     1/15/23       Ba1     BBB          5,644,750
--------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%

         2,300    American International Group Inc.                     0.500%     5/15/07       Aaa     AAA          2,179,250
--------------------------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.1%

         1,795    Overstock.com Inc.                                    3.750%    12/01/11        NA      NA          2,232,531
--------------------------------------------------------------------------------------------------------------------------------
                  IT Services - 0.8%

         2,090    Acxiom Corporation                                    3.750%     2/15/09       Ba3     BB-          3,048,788
         1,110    BearingPoint Inc.                                     2.500%    12/15/24       Ba3     BB-          1,172,438
         1,110    BearingPoint Inc.                                     2.750%    12/15/24       Ba3     BB-          1,176,600
         5,390    Digital River Inc., 144A                              1.250%     1/01/24        NA      NA          6,373,675
           800    Euronet Worldwide Inc.                                1.625%    12/15/24        NA      NA            855,000
--------------------------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 1.2%

         3,675    Collegiate Pacific Inc.                               5.750%    12/01/09        NA      NA          4,180,313
         5,300    Hasbro Inc.                                           2.750%    12/01/21      Baa3     BB+          5,737,250
         6,195    K2 Corporation, Convertible Notes, 144A               5.000%     6/15/10        NA      NA          8,920,800

     Principal                                                                                   Ratings*
 Amount (000)/                                                                               ---------------             Market
        Shares    Description(1)                                       Coupon     Maturity   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Media - 4.8%

         2,425    Charter Communications Inc.                           5.875%    11/16/09        Ca    CCC-    $     2,743,281
       325,000    Comcast Corporation                                   2.000%    10/15/29       Ba2    BBB-         14,459,250
         4,000    Echostar Communications Corporation,                  5.750%     5/15/08        B2       B          4,115,000
                    Convertible Subordinated Notes
         3,400    Interpublic Group Companies Inc.                      4.500%     3/15/23      Baa3     BB+          4,471,000
         5,275    Liberty Media Corporation                             0.750%     3/30/23      Baa3    BBB-          6,376,156
         7,925    Liberty Media Corporation, Senior Debentures,         3.500%     1/15/31      Baa3    BBB-          7,518,844
                    Exchangeable for Motorola Common Stock
         8,250    Liberty Media Corporation, Senior Debentures,         3.250%     3/15/31      Baa3    BBB-          8,136,563
                    Exchangeable for Class B Viacom Common Stock
         2,880    Lions Gate Entertainment Corporation, Convertible     4.875%    12/15/10        NA      NA          5,907,600
                    Bond, 144A
         2,625    Lions Gate Entertainment Corporation, 144A            2.938%    10/15/24        NA      NA          3,123,750
         3,425    Sinclair Broadcast Group, Convertible Senior          4.875%     7/15/18        B3       B          3,300,844
                  Subordinated Note, 144A
        96,000    Tribune Company, Exchangeable Subordinated            2.000%     5/15/29      Baa1      A-          8,721,600
                    Debentures
         6,100    Walt Disney Company, Convertible Senior Notes         2.125%     4/15/23      Baa1    BBB+          6,816,750
--------------------------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.2%

         3,355    Trizec Hahn Corporation                               3.000%     1/29/21       Ba1      NA          2,738,519
--------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 0.5%

         5,065    McMoran Exploration Corporation, Notes, 144A          6.000%     7/02/08        NA      NA          7,679,806
--------------------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 2.3%

         1,380    Abgenix Inc., Senior Convertible Notes, 144A          1.750%    12/15/11        NA      NA          1,499,025
         1,825    Alexion Pharmaceuticals Inc.                          5.750%     3/15/07        NA      NA          1,852,375
         7,125    Allergan Inc., Convertible Zero Coupon Senior Notes   0.000%    11/06/22        A3       A          7,000,313
         7,050    Alza Corporation                                      0.000%     7/28/20       Aa1     AAA          6,177,563
         1,950    OSI Pharmaceuticals Inc.                              3.250%     9/08/23        NA      NA          3,356,438
         3,400    Teva Pharmaceutical Finance, Series B                 0.250%     2/01/24        NA     BBB          3,468,000
         3,295    Valeant Pharmaceuticals International, 144A           3.000%     8/16/10        NA       B          3,645,094
         1,940    Valeant Pharmaceuticals International, 144A           4.000%    11/15/13        NA       B          2,141,275
         6,400    Wyeth, 144A                                           1.000%     1/15/24      Baa1       A          6,592,064
--------------------------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.2%

         2,725    Avatar Holdings Inc., 144A                            4.500%     4/01/24        NA      NA          3,086,063
--------------------------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.1%

           585    Yellow Corporation, 144A                              3.375%    11/25/23       Ba1    BBB-            876,038
--------------------------------------------------------------------------------------------------------------------------------
                  Semiconductors & Equipment - 1.7%

         4,620    Advanced Micro Devices Inc.                           4.750%     2/01/22        B3      B-          5,330,325
         3,100    Agere Systems Inc.                                    6.500%    12/15/09        B3       B          3,293,750
         4,800    ASM International NV                                  4.250%    12/06/11        NA      B-          5,082,000
         4,890    ASM Lithography Holding NV                            5.750%    10/15/06        B2      NA          5,562,375
         4,000    FEI Company, Convertible Notes                        5.500%     8/15/08        NA      B-          4,060,000
         2,500    LSI Logic Corporation                                 4.000%     5/15/10       Ba3       B          2,359,375
--------------------------------------------------------------------------------------------------------------------------------
                  Software - 0.9%

         2,500    Computer Associates International Inc.                5.000%     3/15/07       Ba1    BBB-          3,240,625
         6,600    Mentor Graphics Corporation, Convertible              6.875%     6/15/07        NA      NA          6,971,250
                    Subordinate Notes
         3,875    Novell Inc., 144A                                     0.500%     7/15/24        NA      NA          3,705,469
--------------------------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 1.3%

         7,500    Lowes Companies Inc.                                  0.861%    10/19/21        A2      A+          7,931,250
         6,000    Sonic Automotive Inc., Convertible Senior             5.250%     5/07/09        B3      B+          6,000,000
                    Subordinated Notes
         6,000    TJX Companies Inc.                                    0.000%     2/13/21      Baa1      A-          5,295,000
--------------------------------------------------------------------------------------------------------------------------------
                  Textiles & Apparel - 0.3%

         4,575    Reebok International Ltd.                             2.000%     5/01/24      Baa3     BBB          4,998,188

      Portfolio of Investments December 31, 2004

     Principal                                                                                   Ratings*
 Amount (000)/                                                                               ---------------             Market
        Shares    Description(1)                                       Coupon     Maturity   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.5%

         2,225    NII Holdings Inc., 144A                               3.500%     9/15/33        NA      NA    $     4,305,375
         3,125    NII Holdings Inc., 144A                               2.875%     2/01/34        NA      NA          3,617,188
--------------------------------------------------------------------------------------------------------------------------------
                  Total Convertible Bonds (cost $385,658,679)                                                       434,941,669
                  --------------------------------------------------------------------------------------------------------------

                  CORPORATE BONDS 17.7% (12.1% of Total Investments)

                  Aerospace & Defense - 0.2%

         3,500    K&F Aquisition Inc.                                   7.750%    11/15/14      Caa1      B-          3,631,250
--------------------------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.3%

         3,500    Tenneco Auto, Inc.                                   10.250%     7/15/13        B2      B-          4,147,500
--------------------------------------------------------------------------------------------------------------------------------
                  Automobiles - 3.0%

         3,500    Ford Motor Company                                    8.900%     1/15/32      Baa1    BBB-          3,989,927
        10,000    Ford Motor Company, Debentures                        7.700%     5/15/97      Baa1    BBB-          9,690,340
         5,590    Ford Motor Company, Debentures                        9.980%     2/15/47      Baa1    BBB-          6,967,041
        20,500    General Motors Acceptance Corporation, Notes          8.000%    11/01/31      Baa1    BBB-         21,130,621
         3,560    General Motors Corporation, Senior Debentures         8.375%     7/15/33      Baa2    BBB-          3,698,669
--------------------------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.4%

         1,335    OM Group Inc.                                         9.250%    12/15/11      Caa1      B-          1,428,450
         3,000    Resolution Performance Products LLC                   8.000%    12/15/09        B2       B          3,240,000
         1,500    Rockwood Specialties Group                            7.500%    11/15/14        B3      B-          1,563,750
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%

         1,500    Washington Mutual Bank FA                             5.125%     1/15/15        A3      A-          1,492,701
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.4%

         1,000    Allied Waste North America                            7.875%     4/15/13        B2     BB-          1,030,000
         1,000    Allied Waste North America, Series B                  9.250%     9/01/12        B2     BB-          1,087,500
         3,547    Allied Waste North America, Series B                 10.000%     8/01/09      Caa2      B+          3,742,085
--------------------------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%

         2,500    Texas Industries Inc.                                10.250%     6/15/11        B1     BB-          2,937,500
--------------------------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.5%

         1,520    Berry Plastics Corporation                           10.750%     7/15/12        B3      B-          1,748,000
         2,000    MDP Acquisitions plc, Senior Notes                    9.625%    10/01/12        B3      B-          2,240,000
         2,000    Owens-Brockway Glass Containers, Guaranteed           8.250%     5/15/13        B2       B          2,210,000
                    Senior Notes
         2,000    Owens-Illinois Inc.                                   7.800%     5/15/18        B3       B          2,090,000
--------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.2%

         3,000    Midwest Generation LLC                                8.750%     5/01/34        B1      B-          3,420,000
--------------------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%

         2,000    Stater Brothers Holdings Inc.                         8.125%     6/15/12        B1     BB-          2,125,000
--------------------------------------------------------------------------------------------------------------------------------
                  Food Products - 0.7%

         5,943    Dole Foods Company                                    7.875%     7/15/13        B2      B+          6,671,018
         1,000    Dole Food Inc.                                        8.875%     3/15/11        B2      B+          1,092,500
         3,000    Seminis Vegetable Seeds Inc.                         10.250%    10/01/13        B3      B-          3,390,000
--------------------------------------------------------------------------------------------------------------------------------
                  Healthcare Equipment & Supplies - 0.1%

         2,000    Fisher Scientific International Inc.                  8.000%     9/01/13       Ba3     BB+          2,280,000
--------------------------------------------------------------------------------------------------------------------------------
                  Healthcare Providers & Services - 0.4%

         1,500    Quintiles Transitional Corporation                   10.000%    10/01/13        B3       B          1,687,500
         1,000    US Oncology Inc., 144A                                9.000%     8/15/12        B2      B-          1,122,500
         2,500    US Oncology Inc., 144A                               10.750%     8/15/14        B3      B-          2,906,250

     Principal                                                                                   Ratings*
 Amount (000)/                                                                               ---------------             Market
        Shares    Description(1)                                       Coupon     Maturity   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Hotels Restaurants & Leisure - 2.9%

         3,000    Affinia Group Inc.                                    9.000%    11/30/14      Caa1       B    $     3,142,500
         2,000    Boyd Gaming Corporation                               8.750%     4/15/12        B1      B+          2,235,000
         2,000    Boyd Gaming Corporation                               7.750%    12/15/12        B1      B+          2,192,500
         2,552    Dominos Inc.                                          8.250%     7/01/11        B2      B-          2,800,820
         1,500    Herbst Gaming Inc.                                    7.000%    11/15/14        B3      B-          1,526,250
         2,900    Intrawest Corporation                                 7.500%    10/15/13        B1      B+          3,099,375
         3,000    Las Vegas Sands Inc., Venetian Casino Resorts,       11.000%     6/15/10        B2       B          3,438,750
                    LLC Mortgage Notes
         1,600    Park Place Entertainment                              8.125%     5/15/11       Ba2     BB-          1,856,000
         2,500    Park Place Entertainment                              7.000%     4/15/13       Ba1     BB+          2,768,750
         4,040    Park Place Entertainment                              7.875%    12/15/05       Ba2     BB-          4,201,600
         7,000    Penn National Gaming Inc., Senior Subordinated Notes  8.875%     3/15/10        B2       B          7,673,750
           750    Pinnacle Entertainment Inc.                           8.750%    10/01/13      Caa1      B-            815,625
         2,000    Pinnacle Entertainment Inc.                           8.250%     3/15/12      Caa1      B-          2,135,000
         2,000    Town Sports International Inc.                        9.625%     4/15/11        B2      B-          2,115,000
         4,000    Universal City Development Partners                  11.750%     4/01/10        B2      B-          4,745,000
--------------------------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.7%

         2,000    K. Hovnanian Enterprises Inc., Senior Subordinate     8.875%     4/01/12       Ba3      B+          2,220,000
                    Notes
         3,000    KB Home                                               8.625%    12/15/08       Ba2     BB-          3,405,000
         5,175    Technical Olympic USA Inc., Senior Subordinate       10.375%     7/01/12        B2      B-          5,821,875
                    Notes
--------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%

         2,000    Fairfax Financial Holdings Ltd.                       7.750%     4/26/12       Ba3      BB          2,050,000
--------------------------------------------------------------------------------------------------------------------------------
                  IT Services - 0.2%

         2,500    Global Cash Access LLC                                8.750%     3/15/12      Caa1      B-          2,706,250
--------------------------------------------------------------------------------------------------------------------------------
                  Machinery - 0.5%

         1,220    Terex Corporation, Senior Subordinated Notes         10.375%     4/01/11        B3       B          1,372,500
         6,095    Terex Corporation, Senior Subordinated Notes          9.250%     7/15/11        B3       B          6,872,113
--------------------------------------------------------------------------------------------------------------------------------
                  Media - 3.3%

           500    Advertising Directory Solution, Inc.                  9.250%    11/15/12      Caa1      B-            527,500
         4,000    Allbritton Communications Company, Series B           7.750%    12/15/12        B3      B-          4,160,000
         2,000    American Media Operations Inc.                        8.875%     1/15/11        B3      B-          2,137,500
         4,180    American Media Operations Inc., Series B             10.250%     5/01/09        B3      B-          4,425,575
         1,000    Cablevision Systems Corporation, Series B             8.125%     8/15/09        B1     BB-          1,098,750
         5,000    Cablevision Systems Corporation                       7.250%     7/15/08        B1     BB-          5,300,000
         2,750    Canwest Media Incorporated                            7.625%     4/15/13       Ba3      B-          3,007,813
         2,000    Charter Communications Operating LLC, 144A            8.000%     4/30/12        B2      B-          2,090,000
         1,500    Loews Cineplex Entertainment Corporation, 144A        9.000%     8/01/14        B3    CCC+          1,631,250
         5,800    Mail-Well I Corporation, Senior Unsecured Notes, 144A 9.625%     3/15/12        B1      B+          6,394,500
         6,000    Primedia Inc., Senior Notes                           8.875%     5/15/11        B3       B          6,375,000
         6,750    Vertis Inc.                                           9.750%     4/01/09        B2      B-          7,357,500
         4,000    Young Broadcasting Inc., Senior Subordinate Notes    10.000%     3/01/11      Caa1    CCC+          4,290,000
--------------------------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.3%

           500    Saks Inc.                                             7.375%     2/15/19       Ba3      BB            497,500
         1,195    Saks Inc.                                             7.000%    12/01/13       Ba3      BB          1,226,369
         2,000    Saks Inc., Notes                                      9.875%    10/01/11       Ba3      BB          2,380,000
--------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 0.6%

         2,400    Baytex Energy Ltd.                                    9.625%     7/15/10        B3      B-          2,580,000
         1,000    Chesapeake Energy Corporation                         9.000%     8/15/12       Ba3     BB-          1,147,500
         2,345    Chesapeake Energy Corporation                         7.750%     1/15/15       Ba3     BB-          2,561,913
           250    Tesoro Petroleum Corporation                          8.000%     4/15/08       Ba2    BBB-            273,125
         2,000    Tesoro Petroleum Corporation, Senior                  9.625%    11/01/08        B2     BB-          2,190,000
                    Subordinate Notes, Series B

      Portfolio of Investments December 31, 2004

     Principal                                                                                   Ratings*
 Amount (000)/                                                                               ---------------             Market
        Shares    Description(1)                                       Coupon     Maturity   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.5%

         2,000    Georgia Pacific Corporation, Debentures               7.700%     6/15/15       Ba3     BB+    $     2,295,000
         5,000    Georgia Pacific Corporation, Notes                    8.125%     5/15/11       Ba3     BB+          5,775,000
--------------------------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.5%

         1,625    CB Richard Ellis Services Inc.                        9.750%     5/15/10        B1      B+          1,860,625
         4,425    LNR Property Corporation                              7.625%     7/15/13      Caa1    CCC+          5,044,500
--------------------------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.2%

         3,000    Laidlaw International Inc.                           10.750%     6/15/11        B2      B+          3,517,500
--------------------------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.8%

         4,100    Asbury Automotive Group Inc.                          9.000%     6/15/12        B3       B          4,325,500
         1,650    Central Garden & Pet Company                          9.125%     2/01/13        B2      B+          1,831,500
         5,000    Warnaco Inc., Senior Notes                            8.875%     6/15/13        B1       B          5,525,000
--------------------------------------------------------------------------------------------------------------------------------
                  Textiles & Apparel - 0.2%

         3,000    Jostens IH Corporation, 144A                          7.625%    10/01/12        B3      B-          3,135,000
--------------------------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.3%

         2,575    Keystone Automotive Operations Inc.                   9.750%    11/01/13        B3      B-          2,768,125
         2,000    United Rentals North America Inc.                     6.500%     2/15/12        B1     BB-          1,960,000
--------------------------------------------------------------------------------------------------------------------------------
                  Total Corporate Bonds (cost $256,572,268)                                                         271,643,305
                  --------------------------------------------------------------------------------------------------------------

                  CAPITAL PREFERRED SECURITIES - 32.5% (22.1% of
                    Total Investments)

                  Capital Markets - 5.1%

         2,500    ABN AMRO North America, 144A Series L (a)             6.460%     6/15/47        A3      NA          2,645,313
         2,500    Ahmanson Capital Trust I, 144A                        8.360%    12/01/26      Baa1     BBB          2,743,855
         1,000    BT Capital Trust, Series B1                           7.900%     1/15/27        A2      A-          1,118,606
         4,850    BT Institutional Capital Trust A, 144A                8.090%    12/01/26        A2      A-          5,527,278
         3,000    BT Institutional Capital Trust B, 144A                7.750%    12/01/26        A2      A-          3,322,320
         1,250    C.A. Preferred Fund Trust II                          7.000%    10/30/49        A1       A          1,309,445
        27,500    C.A. Preferred Funding Trust                          7.000%     1/30/49        A1       A         28,678,045
         1,000    Mellon Capital II, Series B                           7.995%     1/15/27        A2      A-          1,104,991
        20,000    M&I Capital Trust A                                   7.650%    12/01/26        A2    BBB+         21,563,740
         8,300    UBS Preferred Funding Trust I                         8.622%    10/29/49        A1     AA-          9,988,353
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 16.9%

         3,000    AB Svensk Exportkredit, 144A                          6.375%    10/27/49       Aa3     AA-          3,039,639
        13,000    Abbey National Capital Trust I                        8.963%    12/30/49        A2      A-         18,173,493
         6,800    AgFirst Farm Credit Bank                              7.300%    12/15/53        NA      NA          6,869,999
         2,600    ANZ Capital Trust I, 144A                             5.360%    12/29/49        A2      A-          2,642,008
         3,000    Bank One Capital III                                  8.750%     9/01/30        A1      A-          4,073,352
         1,000    BankAmerica Capital II, Series 2                      8.000%    12/15/26       Aa3      A-          1,099,391
         6,000    BankBoston Capital Trust I, Series B                  8.250%    12/15/26       Aa3      A-          6,584,226
         2,000    BanPonce Trust I, Series A                            8.327%     2/01/27      Baa1    BBB-          2,200,196
        13,030    Barclays Bank plc, 144A                               8.550%     6/15/49       Aa3      A+         15,886,710
            15    BBVA Privanza International Gibraltar, 144A (b)       7.764%     9/30/47        A1      NA         15,900,000
         3,000    Centura Capital Trust I, 144A                         8.845%     6/01/27        A2    BBB+          3,470,808
         1,500    DBS Capital Funding Corporation, 144A                 7.657%     3/15/49        A1      A-          1,736,714
         3,000    Farm Credit Bank of Texas                             7.561%    11/05/49        NA      NA          3,091,242
         1,000    First Chicago NBD Institutional Capital, 144A         7.950%    12/01/26        A1      NA          1,087,886
         6,200    First Empire Capital Trust I                          8.234%     2/01/27      Baa1     BBB          6,866,928
         2,000    First Midwest Bancorp Inc.                            6.950%    12/01/33      Baa2    BBB-          2,186,308
         2,400    HSBC Capital Funding LP, 144A                         9.547%    12/31/49        A1      A-          2,993,369
         5,750    HSBC Capital Funding LP, Debt                        10.176%     6/30/50        A1      A-          8,928,980
        11,000    KBC Bank Fund Trust III, 144A                         9.860%    11/02/49        A2      A-         13,508,924
         6,300    KeyCorp Institutional Capital Trust A                 7.826%    12/01/26        A3     BBB          6,841,529
        18,600    Lloyds TSB Bank plc, Subordinate Note                 6.900%    11/22/49       Aa2      A+         19,523,453
         5,000    NB Capital Trust IV                                   8.250%     4/15/27       Aa3      A-          5,578,045
         1,000    North Fork Capital Trust I, Capital Securities        8.700%    12/15/26        A3    BBB-          1,110,862
        12,000    North Fork Capital Trust II                           8.000%    12/15/27        A3    BBB-         13,287,828

     Principal                                                                                   Ratings*
 Amount (000)/                                                                               ---------------             Market
        Shares    Description(1)                                       Coupon     Maturity   Moody's     S&P              Value
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks (continued)

         1,000    Popular North American Capital Trust I                6.564%     9/15/34      Baa1    BBB-    $     1,056,198
        16,500    RBS Capital Trust B                                   6.800%    12/31/49        A1       A         17,067,584
           100    Reliance Capital Trust I, Series B                    8.170%     5/01/28        NA      NA            112,105
         6,350    Royal Bank of Scotland Group plc                      7.648%     8/31/49        A1       A          7,755,134
         2,365    SocGen Real Estate Company LLC, 144A                  7.640%    12/29/49        A1       A          2,595,774
         8,000    Sparebanken Rogaland, Notes, 144A                     6.443%     5/01/49      Baa1      NA          8,160,400
        10,500    St. George Funding Company LLC                        8.485%     6/30/17      Baa1      NA         12,025,871
         2,000    Unicredito Italiano Capital Trust, 144A               9.200%    10/05/49        A1       A          2,459,726
           300    Union Planters Preferred Fund, 144A                   7.750%     7/15/53        A2    BBB-         32,953,140
           100    Wachovia Capital Trust I, Capital Securities, 144A    7.640%     1/15/27        A1    BBB+            111,373
         2,500    Washington Mutual Capital Trust I                     8.375%     6/01/27      Baa1     BBB          2,779,463
         5,000    Zions Institutional Capital Trust, Series A           8.536%    12/15/26      Baa1    BBB-          5,671,270
--------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 5.4%

         7,750    BNP Paribas Capital Trust                             7.200%    12/31/49        A1      A+          8,207,886
        18,125    Chase Capital Trust I, Series A                       7.670%    12/01/26        A1      A-         19,539,783
        36,000    HBOS Capital Funding LP, Notes                        6.850%     3/01/49        A1       A         37,099,944
         2,800    Old Mutual Capital Funding, Notes                     8.000%     6/22/53      Baa2      NA          2,962,733
        10,957    Centaur Funding Corporation, Series B, 144A           9.080%     4/21/20      Baa1    BBB+         14,459,821
--------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 3.5%

           250    Allstate Financing II                                 7.830%    12/01/45        A2      A-            270,672
         2,300    American General Capital II                           8.500%     7/01/30       Aa1      AA          3,102,606
        18,596    Berkeley Capital Trust                                8.197%    12/15/45      Baa3    BBB-         19,742,890
         4,000    Mangrove Bay, Class 3, 144A                           6.102%     7/15/33      Baa1    BBB+          3,982,352
         1,000    MIC Financing Trust I                                 8.375%     2/01/27        A1      A+          1,060,111
         7,250    Prudential plc                                        6.500%     6/29/49      Baa1       A          7,295,131
         9,500    Sun Life Canada Capital Trust, Capital                8.526%     5/06/47        A1      A+         10,549,817
                    Securities, 144A
         7,250    Zurich Capital Trust I, 144A                          8.376%     6/01/37      Baa2      A-          8,164,617
--------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 0.6%

         1,200    KN Capital Trust I, Preferred Securities              8.560%     4/15/27      Baa3     BB+          1,336,616
         7,110    KN Capital Trust III                                  7.630%     4/15/28      Baa3     BB+          7,974,676
--------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 1.0%

        12,250    Dime Capital Trust I, Series A                        9.330%     5/06/27      Baa1     BBB         13,932,308
         1,000    Great Western Financial Trust II, Series A            8.206%     2/01/27      Baa1     BBB          1,092,813
--------------------------------------------------------------------------------------------------------------------------------
                  Total Capital Preferred Securities (cost $494,477,944)                                            498,206,650
                  --------------------------------------------------------------------------------------------------------------

                  REPURCHASE AGREEMENTS - 0.8% (0.5% of Total
                    Investments)

$       11,749    State Street Bank, 1.000%, dated 12/31/04, due
==============    1/03/05, repurchase price $11,749,759,
                  collateralized by $10,975,000 U.S. Treasury
                  Notes, 7.000%, due 7/15/06, value $11,984,590                                                      11,748,780
                  --------------------------------------------------------------------------------------------------------------
                  Total Repurchase Agreements (cost $11,748,780)                                                     11,748,780
                  --------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $2,118,230,234) - 146.8%                                              $ 2,251,359,182
                  ==============================================================================================================

      Portfolio of Investments December 31, 2004

                                                                                                                         Market
        Shares    Description(1)                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS SOLD SHORT - (3.9)%

                  Automobiles - (0.2)%

       (64,235)   General Motors Corporation                                                                    $    (2,573,254)
--------------------------------------------------------------------------------------------------------------------------------
                  Chemicals - (0.4)%

      (335,240)   The Mosaic Company                                                                                 (5,471,117)
--------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - (0.2)%

       (34,878)   Capital One Financial Corporation                                                                  (2,937,076)
--------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - (0.1)%

       (39,110)   PG&E Corporation                                                                                   (1,301,581)
--------------------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - (0.1)%

       (54,040)   Albertsons, Inc.                                                                                   (1,290,475)
--------------------------------------------------------------------------------------------------------------------------------
                  Food Products - (0.1)%

       (31,010)   General Mills Inc.                                                                                 (1,541,507)
--------------------------------------------------------------------------------------------------------------------------------
                  Gas Utilities - (0.2)%

       (99,375)   Southern Union Company                                                                             (2,383,013)
--------------------------------------------------------------------------------------------------------------------------------
                  Insurance - (0.9)%

       (27,735)   Chubb Corporation                                                                                  (2,132,822)
      (142,950)   Genworth Financial Inc.                                                                            (3,859,650)
       (60,725)   Hartford Financial Services Group, Inc.                                                            (4,208,850)
       (60,900)   Hilb, Roga and Hamilton Companies                                                                  (2,207,016)
      (108,245)   UnumProvident Corporation                                                                          (1,941,915)
--------------------------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - (0.1)%

       (50,389)   K2 Inc.                                                                                              (800,177)
--------------------------------------------------------------------------------------------------------------------------------
                  Media - (0.3)%

      (479,775)   Lions Gate Entertainment Corporation, Equity                                                       (5,095,211)
--------------------------------------------------------------------------------------------------------------------------------
                  Metals & Mining - (0.8)%

      (262,868)   United States Steel Corporation                                                                   (13,471,985)
--------------------------------------------------------------------------------------------------------------------------------
                  Multi-Utilities & Unregulated Power - (0.3)%

      (504,845)   Aquila Inc.                                                                                        (1,862,878)
       (94,900)   Sempra Energy                                                                                      (3,480,932)
--------------------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - (0.1)%

      (102,810)   Schering-Plough Corporation                                                                        (2,146,672)
--------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - (0.1)%

       (33,461)   PMI Group Inc.                                                                                     (1,396,997)
--------------------------------------------------------------------------------------------------------------------------------
                  Total Common Stocks Sold Short (proceeds
                    $43,543,883)                                                                                    (60,103,128)
                  --------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 3.3%                                                               50,465,719
                  --------------------------------------------------------------------------------------------------------------
                  FundPreferred Shares, at Liquidation Value - (46.2)%                                             (708,000,000)
                  --------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                 $ 1,533,721,773
                  ==============================================================================================================

Interest Rate Swap Contracts outstanding at December 31, 2004:

                                                        Notional                                        Termination      Unrealized
Counterparty                                              Amount   Fixed Rate   Floating Rate**                Date    Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada                                 $71,000,000       1.4300%           2.4131%            1/22/05     $    64,903
JPMorgan                                              71,000,000       1.9735            2.4131             1/22/06         853,294
Morgan Stanley                                        71,000,000       2.5670            2.4131             1/22/07       1,214,815
JPMorgan                                              71,000,000       2.9935            2.4131             1/22/08       1,329,940
Morgan Stanley                                        71,000,000       3.4060            2.4131             1/22/09       1,120,891
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $ 4,583,843
====================================================================================================================================

Futures Contracts outstanding at December 31, 2004:

                                                                                                                         Unrealized
                                                       Number of     Contract          Original            Value at    Appreciation
Type                                                   Contracts   Expiration             Value   December 31, 2004  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                          226         3/05      $ 25,099,125        $ 25,425,000     $  (325,875)
====================================================================================================================================

      (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

        * Ratings (not covered by the report of independent registered public accounting firm): Below Baa by Moody's Investor Service, Inc. or BBB by Standard and Poor's Group are considered to be below investment grade.

       **   Based on LIBOR (London Inter-bank Offered Rate).

      (a)   Security is eligible for the Dividends Received Deduction.

      (b) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees.

     144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  (CBTCS)   Corporate Backed Trust Certificates.

  (CORTS)   Corporate Backed Trust Securities.

  (PCARS)   Public Credit and Repackaged Securities.

  (PPLUS)   PreferredPlus Trust.

(SATURNS)   Structured Asset Trust Unit Repackaging.

       NA   Security is not rated.

                                 See accompanying notes to financial statements.

Nuveen Preferred and Convertible Income Fund 2 (JQC)

Portfolio of
      Investments December 31, 2004

                                                                                                                          Market
        Shares    Description(1)                                                                                           Value
---------------------------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS - 0.6% (0.4% of Total Investments)

                  Insurance - 0.4%

       130,440    PartnerRe Limited                                                                              $     8,110,759
---------------------------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.2%

       295,561    Xerox Corporation                                                                                    5,027,493
---------------------------------------------------------------------------------------------------------------------------------
                  Total Common Stocks (cost $12,212,709)                                                              13,138,252
                  ---------------------------------------------------------------------------------------------------------------

                                                                                                  Ratings*
                                                                                              ---------------             Market
        Shares    Description(1)                                                     Coupon   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  $25 Par (or similar) SECURITIES - 45.6% (31.5% of
                    Total Investments)

                  Auto Components - 0.6%

       505,913    Delphi Trust I                                                      8.250%     Baa3      BB         12,602,293
---------------------------------------------------------------------------------------------------------------------------------
                  Capital Markets - 4.3%

         1,700    BCH Capital Ltd., Series B                                          9.430%       A2    BBB+             45,178
       112,800    Bear Stearns Capital Trust III                                      7.800%       A2     BBB          2,989,200
       107,600    Bear Stearns Companies, Series G (a)                                5.490%       A3     BBB          5,468,770
        27,000    BNY Capital Trust IV, Series E                                      6.875%       A1      A-            682,560
       306,984    BNY Capital Trust V, Series F                                       5.950%       A1      A-          7,739,067
        56,300    BSCH Finance Ltd., Series Q                                         8.625%       A2    BBB+          1,472,245
       196,300    Compass Capital Trust III                                           7.350%       A3    BBB-          5,160,727
        31,000    CSFB USA, Series 2002-10 (SATURNS)                                  7.000%      Aa3      A+            799,800
        49,000    First Union Capital II, Series II (CORTS)                           7.500%       A1    BBB+          1,318,100
        22,600    First Union Institutional Capital II (CORTS)                        8.200%       A1    BBB+            639,580
        18,800    First Union Institutional Capital II, Series III (CORTS)            7.500%       A1    BBB+            489,552
        12,300    Goldman Sachs Group Inc., Series 2003-06 (SATURNS)                  6.000%      Aa3      A+            303,195
        22,000    JPMorgan Chase Capital Trust IX, Series I                           7.500%       A1      A-            581,680
       198,350    Lehman Brothers Holdings Inc., Series C (a)                         5.940%       NA    BBB+         10,145,603
        96,800    Lehman Brothers Holdings Inc., Series D (a)                         5.670%       A3    BBB+          4,985,200
       425,000    Lehman Brothers Holdings Inc., Series F (a)                         6.500%       A3    BBB+         11,534,500
       231,000    Merrill Lynch Capital Trust                                         7.000%       A1      A-          6,195,420
        47,800    Merrill Lynch Preferred Capital Trust                               7.750%       A1      A-          1,278,650
       186,200    Merrill Lynch Preferred Capital Trust IV                            7.120%       A1      A-          5,006,918
       278,400    Merrill Lynch Preferred Capital Trust V                             7.280%       A1      A-          7,558,560
       211,850    Morgan Stanley Capital Trust II                                     7.250%       A1      A-          5,605,551
       203,200    Morgan Stanley Capital Trust III                                    6.250%       A1      A-          5,167,376
       137,900    Morgan Stanley Capital Trust IV                                     6.250%       A1      A-          3,493,007
       117,580    Morgan Stanley (PPLUS)                                              7.050%      Aa3      A+          3,117,046
        13,600    UBS Preferred Funding Trust III                                     7.250%       A1     AA-            357,544
---------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 10.5%

       301,600    Abbey National plc                                                  7.375%       A2      A-          8,158,280
        53,700    Abbey National plc, Series B                                        7.250%       A1      A-          1,415,532
        34,200    Abbey National plc, Series B                                        7.375%       A2       A            940,500
       863,770    ABN AMRO Capital Fund Trust V                                       5.900%       A2       A         21,162,365
        96,400    ABN AMRO Capital Fund Trust VI                                      6.250%       A2       A          2,462,056
       111,600    ASBC Capital I                                                      7.625%     Baa1    BBB-          2,996,460
       203,410    BAC Capital Trust I                                                 7.000%      Aa3      A-          5,357,819
       560,200    BAC Capital Trust II                                                7.000%      Aa3      A-         14,968,544
       163,900    BAC Capital Trust III                                               7.000%      Aa3      A-          4,400,715
     1,010,000    Banco Santander                                                     6.410%       A2    BBB+         26,032,750
        71,750    Banco Totta & Acores Finance, Series A                              8.875%       A3      NA          1,957,433

                                                                                                  Ratings*
                                                                                              ---------------             Market
        Shares    Description(1)                                                     Coupon   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks (continued)

        19,000    BancWest Capital I                                                  9.500%       A3      A-    $       502,550
        15,700    Bank One Capital II                                                 8.500%       A1      A-            407,101
       167,700    Bank One Capital Trust VI                                           7.200%       A1      A-          4,454,112
        32,200    Bank One Capital V                                                  8.000%       A1      A-            849,758
        51,900    BankNorth Capital Trust II                                          8.000%     Baa1     BB+          1,390,401
       145,800    Chittenden Capital Trust I                                          8.000%     Baa1     BB+          3,952,638
        24,000    Citigroup Inc., Series H (a)                                        6.231%      Aa3      NA          1,293,000
       146,500    Cobank ABC, 144A (a)                                                7.000%       NA      NA          7,782,080
       110,200    Comerica Capital Trust I                                            7.600%       A3    BBB+          2,896,056
        18,900    Fleet Capital Trust II (CORTS)                                      8.000%      Aa3      A-            500,472
         4,400    Fleet Capital Trust VI                                              8.800%      Aa3      A-            112,992
       512,200    Fleet Capital Trust VII                                             7.200%      Aa3      A-         13,598,910
       430,300    Fleet Capital Trust VIII                                            7.200%      Aa3      A-         11,445,980
        35,000    KeyCorp (PCARS)                                                     7.500%       A3      NA            921,900
       103,500    KeyCorp Capital Trust V                                             5.875%       A3     BBB          2,565,765
        28,400    KeyCorp, Series 2001-7 (CORTS)                                      7.750%       A3     BBB            765,380
        34,300    KeyCorp, Series B (CORTS)                                           8.250%       A3     BBB            895,230
        84,900    National Commerce Capital Trust II                                  7.700%       A1      A-          2,275,320
        63,900    National Westminster Bank plc, Series A                             7.875%      Aa2      A+          1,652,454
        21,700    ONB Capital Trust II                                                8.000%     Baa2     BB+            585,900
        53,300    PNC Capital Trust                                                   6.125%       A3     BBB          1,338,896
        26,000    Regions Finance Trust I                                             8.000%       A2    BBB+            678,860
       300,700    Royal Bank of Scotland Group plc, Series L                          5.750%       A1       A          7,370,157
       139,200    SunTrust Capital Trust IV                                           7.125%       A1      A-          3,662,352
       108,900    SunTrust Capital Trust V                                            7.050%       A1      A-          2,877,138
       662,100    USB Capital Trust III                                               7.750%      Aa3      A-         17,585,376
       328,500    USB Capital Trust IV                                                7.350%      Aa3      A-          8,741,385
       288,700    USB Capital Trust V                                                 7.250%      Aa3      A-          7,653,437
        39,100    VNB Capital Trust I                                                 7.750%     Baa1     BBB          1,040,842
        45,800    Washington Mutual Capital Trust I, Series 2001-22,                  7.650%     Baa1     BBB          1,195,838
                    Class A-1 (CORTS)
        40,000    Wells Fargo Capital Trust IV                                        7.000%      Aa2       A          1,064,000
       420,800    Wells Fargo Capital Trust V                                         7.000%      Aa2       A         11,058,624
       109,000    Wells Fargo Capital Trust VI                                        6.950%      Aa2      A-          2,902,670
       236,550    Wells Fargo Capital Trust VII                                       5.850%      Aa2       A          5,894,826
       117,300    Zions Capital Trust B                                               8.000%     Baa1     BB+          3,214,020
---------------------------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.1%

        16,400    IBM Inc. (CORTS)                                                    7.125%       A1      A+            428,368
        27,700    IBM Inc., Series 2001-1 (SATURNS)                                   7.125%       A1      A+            721,862
        10,500    IBM Trust II (CORTS)                                                7.125%       A1      A+            273,000
        18,300    IBM Trust IV (CORTS)                                                7.000%       A1      A+            488,610
---------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.7%

        10,800    Household Capital Trust V, Series X                                10.000%       A2    BBB+            277,884
        40,900    Household Capital Trust VI                                          8.250%       A2    BBB+          1,085,486
        98,100    Household Capital Trust VII                                         7.500%       A2    BBB+          2,625,156
        53,000    HSBC Finance Corporation                                            6.875%       A1       A          1,440,010
        15,200    SLM Corporation                                                     6.000%       A2       A            380,304
       174,000    SLM Corporation, Series A (a)                                       6.970%     Baa1    BBB+         10,005,000
---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 4.8%

         7,200    BBVA Preferred Capital Ltd., Series B                               7.750%       A1      A-            191,088
        26,500    CIT Group Incorporated (CORTS)                                      7.750%       A3    BBB+            728,088
       186,200    Citigroup Capital Trust VII                                         7.125%      Aa2       A          4,915,680
     1,006,400    Citigroup Capital Trust VIII                                        6.950%      Aa2       A         26,407,936
       268,800    Citigroup Capital Trust IX                                          6.000%      Aa2       A          6,773,760
        40,100    General Electric Capital Corporation                                6.625%      Aaa     AAA          1,072,675
         5,000    ING Capital Funding Trust II                                        9.200%       A2      A-            128,600
       584,220    ING Group NV                                                        7.200%       A2      A-         15,873,257
       722,775    ING Group NV                                                        7.050%       NA      A-         19,442,648
        43,200    JPM Capital Trust (CORTS)                                           7.200%       A2      A-          1,145,664
         9,900    JPM Capital Trust I, Series 2001-1, Class A-1 (CORTS)               7.850%       A1      A-            267,597

      Portfolio of Investments December 31, 2004

                                                                                                  Ratings*
                                                                                              ---------------             Market
        Shares    Description(1)                                                     Coupon   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services (continued)

        71,965    JPMorgan Chase & Compamy (PCARS)                                    7.125%       A2      A-    $     1,862,814
       712,420    JPMorgan Chase Capital Trust X                                      7.000%       A1      NA         19,042,987
        73,600    JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)              7.125%       A1      A-          1,966,592
        71,500    Merrill Lynch Capital Trust II                                      8.000%       A1      A-          1,946,230
---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.6%

        36,700    BellSouth Capital Funding (CORTS)                                   7.100%       A1       A            974,385
        16,000    BellSouth Corporation (CORTS)                                       7.000%      Aa3       A            414,400
        17,600    BellSouth Corporation, CABCO Trust                                  9.750%       NA       A            459,360
        48,600    BellSouth Corporation, Series 2001-3 (SATURNS)                      7.125%       A2       A          1,265,058
        30,800    BellSouth Inc. (CORTS)                                              7.000%       A2       A            810,040
        70,600    BellSouth Telecommunications (PPLUS)                                7.300%      Aa3       A          1,825,010
        57,900    Deutsche Telekom International Finance, B.V.,                       7.875%     Baa1    BBB+          1,523,928
                    Series 2001-24, Class A-1 (CORTS)
        50,000    SBC Communications Inc.                                             7.000%       A2       A          1,314,000
        26,300    Verizon Communications (CORTS)                                      7.625%       A2      A+            707,470
        47,300    Verizon Communications (CORTS)                                      7.375%       A2      A+          1,266,931
        50,700    Verizon New England Inc., Series B                                  7.000%       A2      NA          1,353,690
        29,900    Verizon South Inc., Series F                                        7.000%       A2      A+            792,350
---------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.6%

         5,000    Consolidated Edison Company                                         7.250%       A2      A-            134,050
        12,000    Consolidated Edison Company of New York Inc.                        7.500%       A1       A            317,280
         4,000    Detroit Edison Company                                              7.375%     Baa2     BB+            100,800
        21,100    DTE Energy Trust I                                                  7.800%     Baa3     BB+            565,058
        27,400    Entergy Louisiana Inc.                                              7.600%     Baa1      A-            732,402
         6,600    Entergy Mississippi Inc.                                            7.250%     Baa2      A-            179,850
         3,000    Georgia Power Capital Trust V                                       7.125%       A3    BBB+             80,550
       130,000    Interstate Power and Light Company (a)                              7.100%     Baa3    BBB-          3,601,000
        11,000    Mississippi Power Capital Trust II                                  7.200%       A2    BBB+            294,305
        40,000    National Rural Utilities Cooperative Finance Corporation            6.100%       A3    BBB+          1,002,800
        33,600    Northern States Power Company                                       8.000%       A3    BBB-            915,936
        10,900    Southern Company Capital Trust I (CORTS)                            8.190%     Baa1    BBB+            308,252
        30,300    Southern Company Capital Trust I (CORTS)                            7.375%     Baa1    BBB+            809,919
        13,100    Southern Company Capital Trust VI                                   7.125%     Baa1    BBB+            348,853
       122,300    Virginia Power Capital Trust                                        7.375%     Baa1    BBB-          3,295,985
---------------------------------------------------------------------------------------------------------------------------------
                  Food Products - 0.4%

        75,000    Dairy Farmers of America Inc., 144A (a)                             7.875%     Baa3    BBB-          7,828,125
---------------------------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%

        75,300    AGL Capital Trust II                                                8.000%     Baa2     BBB          1,997,709
---------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 8.4%

       157,500    ACE Capital Trust I, Series 1999                                    8.875%     Baa1    BBB-          3,980,025
     1,302,383    Ace Ltd., Series C                                                  7.800%     Baa2    BBB-         34,747,578
       587,500    Aetna Incorporated                                                  8.500%     Baa2    BBB+         15,739,125
         5,100    Allstate Corporation (PCARS)                                        7.150%       A2      A-            134,895
        87,300    AMBAC Financial Group Inc.                                          5.950%      Aa2      AA          2,194,722
       674,601    Delphi Financial Group Inc.                                         8.000%     Baa3     BBB         18,382,877
       192,956    EverestRe Capital Trust II                                          6.200%     Baa1     BBB          4,522,889
        89,500    EverestRe Group Limited                                             7.850%     Baa1     BBB          2,475,570
        10,700    Financial Security Assurance Holdings                               6.875%      Aa2      AA            282,480
       284,700    Hartford Capital Trust III, Series C                                7.450%     Baa1     BBB          7,464,834
        41,100    Hartford Life Capital Trust II, Series B                            7.625%     Baa1     BBB          1,087,917
        53,400    Lincoln National Capital Trust V, Series E                          7.650%     Baa1     BBB          1,416,168
     1,402,300    Lincoln National Capital Trust VI                                   6.750%     Baa1     BBB         37,567,617
         3,600    MBIA Inc.                                                           8.000%      Aa2      AA             94,500
        78,200    PartnerRe Limited                                                   7.900%       A3    BBB+          2,080,120
       900,702    PartnerRe Limited, Series C                                         6.750%     Baa1    BBB+         23,364,210
        80,000    PLC Capital Trust III                                               7.500%     Baa1    BBB+          2,113,600
        67,200    PLC Capital Trust IV                                                7.250%     Baa1    BBB+          1,787,520
        13,800    PLC Capital Trust V                                                 6.125%     Baa1    BBB+            339,480

                                                                                                  Ratings*
                                                                                              ---------------             Market
        Shares    Description(1)                                                     Coupon   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Insurance (continued)

        38,800    Prudential plc                                                      6.750%     Baa1       A    $     1,006,084
       114,400    RenaissanceRe Holdings Ltd., Series A                               8.100%     Baa2    BBB+          3,052,192
       124,700    RenaissanceRe Holdings Ltd., Series B                               7.300%     Baa2    BBB+          3,346,948
        24,900    Safeco Capital Trust I (CORTS)                                      8.700%     Baa2    BBB-            679,272
        20,900    Safeco Capital Trust I (CORTS)                                      8.750%     Baa2    BBB-            638,495
        20,100    Safeco Capital Trust I, Series 2001-4 (CORTS)                       8.750%     Baa2    BBB-            542,700
        45,800    Safeco Capital Trust III (CORTS)                                    8.072%     Baa2    BBB-          1,257,210
        16,600    Safeco Capital Trust IV (CORTS)                                     8.375%     Baa2    BBB-            466,377
        37,300    Safeco Corporation, Series 2002-5 (SATURNS)                         8.250%     Baa2    BBB-          1,012,136
        37,900    Safeco Corporation, Series 2001-7 (SATURNS)                         8.250%     Baa2    BBB-          1,003,213
        53,700    Torchmark Capital Trust I                                           7.750%     Baa1      A-          1,440,503
       118,100    W.R. Berkley Capital Trust, Series 2002-1 (CBTCS)                   8.125%     Baa3    BBB-          1,262,489
        66,800    XL Capital Ltd., Series A                                           8.000%     Baa1    BBB+          1,824,308
       101,100    XL Capital Ltd., Series B                                           7.625%     Baa1    BBB+          2,722,623
---------------------------------------------------------------------------------------------------------------------------------
                  Media - 0.1%

        52,700    Viacom Inc.                                                         7.300%       A3      A-          1,380,740
---------------------------------------------------------------------------------------------------------------------------------
                  Multi-Utilities & Unregulated Power - 0.2%

        51,400    Dominion CNG Capital Trust I                                        7.800%     Baa1    BBB-          1,376,492
        30,700    Dominion Resources Capital Trust II                                 8.400%     Baa2    BBB-            827,365
        85,200    Energy East Capital Trust I                                         8.250%     Baa3    BBB-          2,285,916
---------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 0.9%

       685,000    Nexen Inc.                                                          7.350%     Baa3     BB+         18,447,050
---------------------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.1%

        50,000    Bristol Myers Squibb Company (CORTS)                                6.250%       A1      A+          1,299,750
---------------------------------------------------------------------------------------------------------------------------------
                  Real Estate - 11.2%

       318,355    AMB Property Corporation, Series L                                  6.500%     Baa2    BBB-          8,175,356
        77,100    AvalonBay Communities, Inc., Series H                               8.700%     Baa2     BBB          2,175,762
       220,400    BRE Properties, Series B                                            8.080%     Baa3    BBB-          5,917,740
        80,000    BRE Properties, Series D                                            6.750%     Baa3    BBB-          2,008,000
     1,166,500    CarrAmerica Realty Corporation, Series E                            7.500%     Baa3    BBB-         30,982,240
       104,100    Developers Diversified Realty Corporation, Series G                 8.000%      Ba1    BBB-          2,784,675
     1,264,845    Developers Diversified Realty Corporation, Series H                 7.375%      Ba1    BBB-         32,772,134
        21,100    Duke Realty Corporation, Series K                                   6.500%     Baa2     BBB            533,830
       120,000    Duke Realty Corporation, Series L                                   6.600%     Baa2     BBB          3,000,000
        98,000    Duke-Weeks Realty Corporation                                       6.625%     Baa2     BBB          2,567,600
        25,000    Duke-Weeks Realty Corporation, Series B                             7.990%     Baa2     BBB          1,265,625
         5,400    Duke-Weeks Realty Corporation, Series I                             8.450%     Baa2     BBB            142,020
       192,100    Equity Office Properties Trust, Series G                            7.750%     Baa3     BBB          5,186,700
         3,200    Equity Residential Properties Trust, Series C                       9.125%     Baa2     BBB             86,048
        15,400    Equity Residential Properties Trust, Series D                       8.600%     Baa2     BBB            421,652
       467,489    Equity Residential Properties Trust, Series N                       6.480%     Baa2     BBB         11,850,846
       140,000    Federal Realty Investment Trust                                     8.500%     Baa3    BBB-          3,798,200
        11,600    First Industrial Realty Trust, Inc., Series C                       8.625%     Baa3    BBB-            319,000
        44,041    Gables Residential Trust, Series D                                  7.500%     Baa3    BBB-          1,136,258
       423,729    HRPT Properties Trust, Series A                                     9.875%     Baa3    BBB-         11,461,869
       458,600    HRPT Properties Trust, Series B                                     8.750%     Baa3    BBB-         12,682,583
        99,400    New Plan Excel Realty Trust, Series E                               7.625%       NA    BBB-          2,618,196
         3,997    Prologis Trust, Series C                                            8.540%     Baa2     BBB            240,445
        96,075    Prologis Trust, Series G                                            6.750%     Baa2     BBB          2,423,972
       299,600    PS Business Parks Inc.                                              7.000%      Ba1    BBB-          7,427,084
       240,000    PS Business Parks Inc., Series L                                    7.600%      Ba1    BBB-          6,134,400
        31,000    Public Storage Inc., Series Q                                       8.600%     Baa2    BBB+            811,890
       147,450    Public Storage Inc., Series R                                       8.000%     Baa2    BBB+          3,888,257
        50,060    Public Storage Inc., Series S                                       7.875%     Baa2    BBB+          1,318,080
        42,000    Public Storage Inc., Series T                                       7.625%     Baa2    BBB+          1,103,760
       173,800    Public Storage Inc., Series U                                       7.625%     Baa2    BBB+          4,630,032
        31,500    Public Storage Inc., Series V                                       7.500%     Baa2    BBB+            834,750

      Portfolio of Investments December 31, 2004

                                                                                                  Ratings*
                                                                                              ---------------             Market
        Shares    Description(1)                                                     Coupon   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Real Estate (continued)

       166,100    Regency Centers Corporation                                         7.450%     Baa3    BBB-    $     4,427,396
        20,500    Simon Property Group, Inc., Series F                                8.750%     Baa2    BBB-            551,655
        15,100    Simon Property Group, Inc., Series G                                7.890%     Baa2     BBB            803,622
       165,000    Vornado Realty Trust                                                6.625%     Baa3    BBB-          4,075,500
         3,370    Vornado Realty Trust, Series C                                      8.500%      Ba1    BBB-             84,520
     1,987,734    Wachovia Preferred Funding Corporation                              7.250%       A2    BBB+         56,411,891
       130,000    Weingarten Realty Trust, Series E                                   6.950%     Baa1      A-          3,412,500
---------------------------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.0%

        26,400    Sherwin Williams Company, Series III (CORTS)                        7.250%       A2       A            714,120
---------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 1.3%

        68,400    Countrywide Capital III (PPLUS)                                     8.050%     Baa1    BBB+          1,855,008
        75,900    Countrywide Capital Trust II, Series II (CORTS)                     8.000%     Baa1    BBB+          2,029,566
       666,500    Countrywide Capital Trust IV                                        6.750%     Baa1    BBB+         17,135,715
        14,800    Fannie Mae (a)                                                      3.780%      Aa3     AA-            743,700
        33,000    Fannie Mae (a)                                                      5.125%      Aa3     AA-          1,411,410
        11,600    Fannie Mae (a)                                                      4.750%      Aa3     AA-            479,080
        52,000    Fannie Mae                                                          0.000%      Aa3     AA-          2,944,500
        26,000    Federal Home Loan Mortgage Corporation (a)                          5.100%      Aa3     AA-          1,133,600
        15,000    Federal Home Loan Mortgage Corporation (a)                          5.000%      Aa3     AA-            645,000
---------------------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.7%

        28,000    AT&T Wireless Services Equity, Series 2002-B (SATURNS)              9.250%     Baa2       A            789,600
        55,900    AT&T Wireless, Series 2002-7 (CORTS)                                8.000%     Baa2       A          1,522,716
       112,000    Telephone and Data Systems Inc.                                     7.600%     Baa1      A-          2,954,560
       340,000    United States Cellular Corporation                                  7.500%     Baa1      A-          9,214,000
        48,900    United States Cellular Corporation                                  8.750%     Baa1      A-          1,368,222
---------------------------------------------------------------------------------------------------------------------------------
                  Total $25 Par (or similar) Securities (cost
                    $957,306,520)                                                                                    975,481,863
                  ---------------------------------------------------------------------------------------------------------------

                  CONVERTIBLE PREFERRED SECURITIES -17.9% (12.4% of Total Investments)

                  Automobiles - 1.3%

        96,885    Ford Motor Company Capital Trust II                                 6.500%     Baa2      BB          5,114,559
       835,200    General Motors Corporation                                          6.250%     Baa2    BBB-         22,266,432
---------------------------------------------------------------------------------------------------------------------------------
                  Capital Markets - 1.1%

       309,000    Gabelli Asset Management Inc.                                       6.950%     Baa2      NA          8,275,020
       394,500    Goldmand Sachs Group Inc., Series EMC                               6.125%      Aa3      NA          5,208,978
       143,200    Lehman Brothers Holdings Inc., Series GIS                           6.250%       NA      NA          3,866,400
        29,725    State Street Corporation                                            6.750%       NA     BB+          6,658,400
---------------------------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.4%

        84,400    The Mosaic Company                                                  7.500%     Caa1      NA          9,262,900
---------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.6%

       130,500    HSBC Finance Corporation                                            8.875%       A1       A          6,094,350
       273,600    National Australia Bank Limited                                     7.875%       NA      NA         10,380,384
       217,375    Sovereign Capital Trust IV, Convertible Security                    4.375%      Ba1     BB-         10,651,375
       115,725    Washington Mutual Inc., Unit 1 Trust                                5.375%     Baa1     BBB          6,526,427
---------------------------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.8%

         9,200    Lucent Technologies Capital Trust I                                 7.750%     Caa1    CCC-         10,943,952
           115    Nortel Networks Corp.                                               7.000%       NA      NA          7,091,740
---------------------------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.5%

       216,700    TXI Capital Trust I                                                 6.500%       B3      B-         10,975,855
---------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.1%

        45,000    Capital One Financial Corporation                                   6.250%     Baa3    BBB-          2,539,800
---------------------------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.4%

       149,000    Temple Inland Inc.                                                  7.500%     Baa3     BBB          8,388,700

                                                                                                  Ratings*
                                                                                              ---------------             Market
        Shares    Description(1)                                                     Coupon   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.6%

       281,600    Citigroup Global Markets                                            2.000%      Aa1     AA-    $    13,241,677
---------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 1.2%

       260,000    Centerpoint Energy Inc.                                             2.000%      Ba2    BBB-          9,618,180
       154,500    FPL Group Inc.                                                      8.000%       NA      A-          9,307,080
     2,630,000    PG&E Corporation                                                    9.500%       NA      NA          7,028,675
---------------------------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.2%

        60,775    General Cable Corporation, 144A                                     5.750%       NA      NA          4,824,016
---------------------------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.5%

       182,200    Pioneer-Standard Financial Trust                                    6.750%       B2      NA         10,225,975
---------------------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.4%

       357,025    Albertsons Inc.                                                     7.250%     Baa2     BBB          9,068,435
---------------------------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%

        30,150    Southern Union Company, Series B                                    5.750%     Baa3      NA          2,197,935
---------------------------------------------------------------------------------------------------------------------------------
                  Healthcare Equipment & Supplies - 0.3%

       124,000    Baxter International Inc.                                           7.000%     Baa1      NA          7,001,040
---------------------------------------------------------------------------------------------------------------------------------
                  Hotels Restaurants & Leisure - 0.4%

       157,000    Host Marriott Financial Trust                                       6.750%       B2    CCC+          8,850,875
---------------------------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.4%

       187,325    Newell Financial Trust I                                            5.250%     Baa3    BBB-          8,827,691
---------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 1.9%

       147,000    Chubb Corporation                                                   7.000%       NA       A          4,349,730
       395,000    Genworth Financial Inc.                                             6.000%       A2       A         12,801,950
       167,000    Reinsurance Group of America Inc.                                   5.750%     Baa2     BBB         10,270,500
       100,000    UnumProvident Corporation                                           8.250%      Ba1     BB+          3,607,000
       340,650    XL Capital Limited                                                  6.500%       A2       A          8,669,543
---------------------------------------------------------------------------------------------------------------------------------
                  Media - 0.7%

       137,000    Emmis Communications Corporation, Series A                          6.250%     Caa1    CCC+          6,308,850
        70,350    Interpublic Group, Series A                                         5.375%       NA      NA          3,447,150
        97,500    Sinclair Broadcast Group Inc., Series D                             6.000%     Caa1      B-          4,240,275
---------------------------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.5%

        24,300    Phelps Dodge Corporation                                            0.000%       NA      BB          5,026,698
        36,000    United States Steel Corporation, Series B                           7.000%       NA       B          6,006,600
---------------------------------------------------------------------------------------------------------------------------------
                  Multi-Utilities & Unregulated Power - 1.8%

        86,975    Aquila Inc.                                                         6.750%       B2      B-          3,013,684
       197,500    Dominion Resources Inc.                                             8.750%     Baa1    BBB+         10,898,050
       151,300    Public Service Enterprise Group                                    10.250%     Baa3    BBB-         10,185,516
       442,550    Sempra Energy                                                       8.500%       NA    BBB+         13,772,156
---------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 1.0%

         8,955    Chesapeake Energy Corporation, 144A                                 4.125%       NA      NA         10,421,381
       222,100    Teekay Shipping Corporation                                         7.250%       NA     BB-         10,905,110
---------------------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.6%

       217,875    Schering-Plough Corporation                                         6.000%     Baa3     BBB         12,222,788
---------------------------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.5%

       225,250    Equity Office Properties Trust, Series B                            5.250%     Baa2     BBB         11,568,840
---------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 0.6%

            77    Fannie Mae                                                          5.375%      Aa3     AA-          8,162,000
       140,000    PMI Group Inc.                                                      5.875%       A1       A          3,701,600
---------------------------------------------------------------------------------------------------------------------------------
                  Total Convertible Preferred Securities (cost $340,265,576)                                         384,016,272
                  ---------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2004

     Principal                                                                                    Ratings*
 Amount (000)/                                                                                ---------------             Market
        Shares    Description(1)                                        Coupon     Maturity   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  CONVERTIBLE BONDS - 28.4% (19.6% of Total Investments)

                  Aerospace & Defense - 0.4%

         3,860    AAR Corporation, 144A                                  2.875%     2/01/24        B2     BB-    $     3,739,375
         4,900    EDO Corporation, Convertible Subordinate Note          5.250%     4/15/07        NA      NA          5,365,500
---------------------------------------------------------------------------------------------------------------------------------
                  Airlines - 0.9%

         8,450    American Airlines Corporation, 144A                    4.250%     9/23/23      Caa2     CCC          7,562,750
         8,050    Continental Airlines Inc.                              4.500%     2/01/07      Caa2    CCC+          6,782,125
         3,200    Northwest Airlines Corporation                         6.625%     5/15/23      Caa1    CCC+          3,168,000
         2,250    Northwest Airlines Corporation, Convertible Notes,     6.625%     5/15/23      Caa1    CCC+          2,227,500
                    144A
---------------------------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.2%

         6,440    Lear Corporation                                       0.000%     2/20/22      Baa3    BBB-          3,356,850
---------------------------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.2%

         3,595    Fleetwood Enterprises Inc., 144A                       5.000%    12/15/23        B2       B          5,145,344
---------------------------------------------------------------------------------------------------------------------------------
                  Biotechnology - 1.1%

         5,000    Cephalon Inc.                                          0.000%     6/15/33        NA      B-          5,150,000
         3,790    Imclone Systems Inc., 144A                             1.375%     5/15/24        NA      NA          3,515,225
         5,975    Ivax Corporation, Convertible Note, 144A               1.500%     3/01/24        NA      NA          5,810,688
         8,500    Ivax Corporation, Convertible Senior Subordinated      4.500%     5/15/08        NA      NA          8,542,500
                    Notes
---------------------------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.7%

         7,000    Electronic Data Systems, Convertible Senior Notes,     3.875%     7/15/23       Ba1    BBB-          7,428,750
                    144A
         8,200    IOS Capital LLC, Convertible Subordinate               5.000%     5/01/07       Ba3      B+          8,425,500
                    Debentures, 144A
---------------------------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 1.5%

         9,200    Ciena Corporation                                      3.750%     2/01/08        B2       B          8,211,000
         5,245    Corning Inc.                                           3.500%    11/01/08       Ba2     BB+          6,392,344
         3,775    Lucent Technologies Inc.                               2.750%     6/15/23        B2       B          5,214,219
         4,475    Powerwave Technologies Inc.                            1.825%    11/15/24        NA      NA          4,603,656
         6,850    Skyworks Solutions Inc.                                4.750%    11/15/07        NA      NA          8,408,375
---------------------------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.5%

        11,635    Hewlett-Packard Company                                0.000%    10/14/17      Baa1    BBB+          6,646,494
         3,250    Mercury Computer Systems Inc., 144A                    2.000%     5/01/24        NA      NA          3,867,500
---------------------------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.4%

         8,500    Quanta Services Incorporated                           4.000%     7/01/07        NA      NA          8,117,500
---------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.4%

         8,000    Providian Financial Corporation, Convertible           3.250%     8/15/05        B2       B          8,030,000
                    Senior Notes
---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.4%

         2,650    JMH Finance Limited                                    4.750%     9/06/07        NA      NA          2,777,690
         4,075    Leucadia National Corporation, 144A                    3.750%     4/15/14       Ba3      B+          5,058,094
---------------------------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.7%

        21,000    Anixter International Inc.                             0.000%     6/28/20       Ba3     BB+          7,481,250
         7,020    Vishay Intertechnology Inc.                            3.625%     8/01/23        B3      B+          7,906,275
---------------------------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 1.5%

         8,400    Diamond Offshore Drilling Inc.                         1.500%     4/15/31        NA      A-          8,946,000
         8,500    Maverick Tube Corporation                              4.000%     6/15/33        NA      NA         11,411,250
         9,250    Schlumberger Limited                                   2.125%     6/01/23        A1      A+         10,036,250
         1,210    Willbros Group Inc., 144A                              2.750%     3/15/24        NA      NA          1,560,900
---------------------------------------------------------------------------------------------------------------------------------
                  Healthcare Equipment & Supplies - 1.1%

         5,745    Advanced Medical Optics                                2.500%     7/15/24        B3       B          6,276,413
         8,195    Fisher Scientific International Inc.                   3.250%     3/01/24       Ba3     BB+          9,229,619
         8,700    Lifepoint Hospitals Inc.                               4.500%     6/01/09        B3      NA          8,732,625

     Principal                                                                                    Ratings*
 Amount (000)/                                                                                ---------------             Market
        Shares    Description(1)                                        Coupon     Maturity   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Hotels Restaurants & Leisure - 3.0%

        10,775    Carnival Corporation                                   2.000%     4/15/21        A3      A-    $    16,310,656
         7,500    Hilton Hotels Corporation                              3.375%     4/15/23      Baa3    BBB-          9,009,375
         7,125    Kerzner International Limited, 144A                    2.375%     4/15/24        B2       B          8,701,406
        16,000    Royal Caribbean Cruises Limited, Senior                0.000%     2/02/21       Ba2     BB+         10,300,000
                    Convertible Zero Coupon Liquid Yield Option Notes
         4,985    Scientific Games Corporation                           0.750%    12/01/24        B2      B+          5,215,556
         4,750    Six Flags Inc.                                         4.500%     5/15/15      Caa1     CCC          5,367,500
         7,755    Starwood Hotels and Resorts Worldwide Inc.             3.500%     5/16/23       Ba1     BB+          9,654,975
---------------------------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.9%

         4,650    Tyco International Group Limited, Convertible          3.125%     1/15/23       Ba1     BBB          7,835,250
                    Notes, 144A
         7,200    Tyco International Group SA                            3.125%     1/15/23      Baa3     BBB         12,132,000
---------------------------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.1%

         2,395    Overstock.com Inc.                                     3.750%    12/01/11        NA      NA          2,978,781
---------------------------------------------------------------------------------------------------------------------------------
                  IT Services - 0.6%

         1,470    BearingPoint Inc.                                      2.500%    12/15/24       Ba3     BB-          1,552,688
         1,470    BearingPoint Inc.                                      2.750%    12/15/24       Ba3     BB-          1,558,200
         7,100    Digital River Inc., 144A                               1.250%     1/01/24        NA      NA          8,395,750
         1,070    Euronet Worldwide Inc.                                 1.625%    12/15/24        NA      NA          1,143,563
---------------------------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.7%

         4,850    Collegiate Pacific Inc.                                5.750%    12/01/09        NA      NA          5,516,875
         7,000    Hasbro Inc.                                            2.750%    12/01/21      Baa3     BB+          7,577,500
         1,165    K2 Corporation, Convertible Notes, 144A                5.000%     6/15/10        NA      NA          1,677,600
---------------------------------------------------------------------------------------------------------------------------------
                  Media - 5.1%

         3,210    Charter Communications Inc.                            5.875%    11/16/09        Ca    CCC-          3,631,313
       415,000    Comcast Corporation                                    2.000%    10/15/29       Ba2    BBB-         18,463,350
         4,500    Interpublic Group Companies Inc.                       4.500%     3/15/23      Baa3     BB+          5,917,500
         6,340    Lamar Advertising Company, Convertible Notes           2.875%    12/31/10        B2       B          7,029,475
         6,990    Liberty Media Corporation                              0.750%     3/30/23      Baa3    BBB-          8,449,163
        11,000    Liberty Media Corporation, Senior Debentures,          3.250%     3/15/31      Baa3    BBB-         10,848,750
                    Exchangeable for Class B Viacom Common Stock
        10,565    Liberty Media Corporation, Senior Debentures,          3.500%     1/15/31      Baa3    BBB-         10,023,544
                    Exchangeable for Motorola Common Stock
        26,800    Liberty Media Corporation, Senior Debentures,          4.000%    11/15/29      Baa3    BBB-         19,731,500
                    Exchangeable for PCS Common Stock, Series 1
       890,000    Lions Gate Entertainment Corporation                   4.875%    12/15/10        NA      NA          1,825,613
     3,780,000    Lions Gate Entertainment Corporation,Convertible       4.875%    12/15/10        NA      NA          7,753,725
                    Bond, 144A
         3,540    Lions Gate Entertainment Corporation, 144A             2.938%    10/15/24        NA      NA          4,212,600
         8,050    Walt Disney Company, Convertible Senior Notes          2.125%     4/15/23      Baa1    BBB+          8,995,875
---------------------------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.2%

         4,510    Trizec Hahn Corporation                                3.000%     1/29/21       Ba1      NA          3,681,288
---------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 0.7%

         8,600    Kerr-McGee Corporation                                 5.250%     2/15/10       Ba1    BBB-          9,148,250
         4,170    McMoran Exploration Corporation, Notes, 144A           6.000%     7/02/08        NA      NA          6,322,763
---------------------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 2.3%

         1,845    Abgenix Inc., Senior Convertible Note, 144A            1.750%    12/15/11        NA      NA          2,004,131
         2,400    Alexion Pharmaceuticals Inc.                           5.750%     3/15/07        NA      NA          2,436,000
         9,530    Allergan Inc., Convertible Zero Coupon Senior Notes    0.000%    11/06/22        A3       A          9,363,225
         1,255    Atherogenics Inc., 144A                                4.500%     9/01/08        NA      NA          2,193,113
         7,000    OSI Pharmaceuticals Inc.                               3.250%     9/08/23        NA      NA         12,048,750
         5,425    Teva Pharmaceutical Finance, Series B                  0.250%     2/01/24        NA     BBB          5,533,500
         4,350    Valeant Pharmaceuticals International, 144A            3.000%     8/16/10        NA       B          4,812,188
         2,545    Valeant Pharmaceuticals International, 144A            4.000%    11/15/13        NA       B          2,809,044
         8,500    Wyeth, 144A                                            1.000%     1/15/24      Baa1       A          8,755,085

      Portfolio of Investments December 31, 2004

     Principal                                                                                    Ratings*
 Amount (000)/                                                                                ---------------             Market
        Shares    Description(1)                                        Coupon     Maturity   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.2%

         3,625    Avatar Holdings Inc., 144A                             4.500%     4/01/24        NA      NA    $     4,105,313
---------------------------------------------------------------------------------------------------------------------------------
                  Semiconductors & Equipment - 1.4%

         6,180    Advanced Micro Devices Inc.                            4.750%     2/01/22        B3      B-          7,130,175
         8,325    Agere Systems Inc.                                     6.500%    12/15/09        B3       B          8,845,313
         6,400    ASM International NV                                   4.250%    12/06/11        NA      B-          6,776,000
         5,500    ASM Lithography Holding NV                             5.750%    10/15/06        B2      NA          6,256,250
---------------------------------------------------------------------------------------------------------------------------------
                  Software - 0.8%

         4,200    Computer Associates International Inc.                 5.000%     3/15/07       Ba1    BBB-          5,444,250
         7,100    Mentor Graphics Corporation, Convertible               6.875%     6/15/07        NA      NA          7,499,375
                    Subordinate Notes
         5,105    Novell Inc., 144A                                      0.500%     7/15/24        NA      NA          4,881,656
---------------------------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 1.6%

         7,820    Charming Shoppes Inc.                                  4.750%     6/01/12        B2     BB-          9,296,025
        11,450    Lowes Companies Inc.                                   0.000%     2/16/21        A2      A+         10,949,063
         8,700    Sonic Automotive Inc., Convertible Senior              5.250%     5/07/09        B3      B+          8,700,000
                    Subordinated Notes
         5,900    TJX Companies Inc.                                     0.000%     2/13/21      Baa1      A-          5,206,750
---------------------------------------------------------------------------------------------------------------------------------
                  Textiles & Apparel - 0.3%

         6,025    Reebok International Ltd.                              2.000%     5/01/24      Baa3     BBB          6,582,313
---------------------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.5%

         2,975    NII Holdings Inc., 144A                                3.500%     9/15/33        NA      NA          5,756,625
         4,100    NII Holdings Inc., 144A                                2.875%     2/01/34        NA      NA          4,745,750
---------------------------------------------------------------------------------------------------------------------------------
                  Total Convertible Bonds (cost $545,132,216)                                                        608,219,839
                  ---------------------------------------------------------------------------------------------------------------

                  CORPORATE BONDS - 16.9% (11.7% of Total
                    Investments)

                  Aerospace & Defense - 0.2%

         3,500    K&F Aquisition Inc.                                    7.750%    11/15/14      Caa1      B-          3,631,250
---------------------------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.4%

         3,550    Affinia Group Inc.                                     9.000%    11/30/14      Caa1       B          3,718,625
         4,000    Tenneco Auto, Inc.                                    10.250%     7/15/13        B2      B-          4,740,000
---------------------------------------------------------------------------------------------------------------------------------
                  Automobiles - 2.2%

         2,000    Ford Motor Company                                     8.900%     1/15/32      Baa1    BBB-          2,279,958
         7,570    Ford Motor Company, Debentures                         7.700%     5/15/97      Baa1    BBB-          7,335,587
        17,095    Ford Motor Company, Debentures                         9.980%     2/15/47      Baa1    BBB-         21,306,182
        15,630    General Motors Corporation, Senior Debentures          8.375%     7/15/33      Baa2    BBB-         16,238,820
---------------------------------------------------------------------------------------------------------------------------------
                  Building Products - 0.2%

         4,000    Jacuzzi Brands Inc.                                    9.625%     7/01/10        B3       B          4,460,000
---------------------------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.6%

         6,500    OM Group Inc.                                          9.250%    12/15/11      Caa1      B-          6,955,000
         3,500    Resolution Performance Products LLC                    8.000%    12/15/09        B2       B          3,780,000
         3,000    Rockwood Specialties Group                             7.500%    11/15/14        B3      B-          3,127,500
---------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.5%

        10,000    Washington Mutual Bank FA                              5.125%     1/15/15        A3      A-          9,951,340
---------------------------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.4%

         3,523    Allied Waste North America, Series B                  10.000%     8/01/09      Caa2      B+          3,716,765
         1,518    IOS Capital LLC, Senior Notes                          7.250%     6/30/08       Ba1      BB          1,641,338
         2,000    Williams Scotsman Inc.                                10.000%     8/15/08        B2       B          2,230,000
---------------------------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%

         2,000    Texas Industries Inc.                                 10.250%     6/15/11        B1     BB-          2,350,000

     Principal                                                                                    Ratings*
 Amount (000)/                                                                                ---------------             Market
        Shares    Description(1)                                        Coupon     Maturity   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.4%

         2,000    Berry Plastics Corporation                            10.750%     7/15/12        B3      B-    $     2,300,000
         3,000    Owens-Brockway Glass Containers, Guaranteed            8.250%     5/15/13        B2       B          3,315,000
                    Senior Note
         3,000    Owens-Illinois Inc.                                    7.500%     5/15/10        B3       B          3,198,750
---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.2%

         3,450    MDP Acquisitions plc, Senior Notes                     9.625%    10/01/12        B3      B-          3,864,000
---------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%

         2,000    Midwest Generation LLC                                 8.750%     5/01/34        B1      B-          2,280,000
---------------------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%

         3,000    Stater Brothers Holdings Inc.                          8.125%     6/15/12        B1     BB-          3,187,500
---------------------------------------------------------------------------------------------------------------------------------
                  Food Products - 1.0%

         7,610    Del Monte Corporation                                  8.625%    12/15/12        B2       B          8,561,250
         7,000    Dole Foods Company                                     7.875%     7/15/13        B2      B+          7,857,500
         1,435    Dole Foods Company                                     8.625%     5/01/09        B2      B+          1,567,738
         3,250    Seminis Vegetable Seeds Inc.                          10.250%    10/01/13        B3      B-          3,672,500
---------------------------------------------------------------------------------------------------------------------------------
                  Healthcare Equipment & Supplies - 0.1%

         1,500    Fisher Scientific International Inc.                   8.000%     9/01/13       Ba3     BB+          1,710,000
---------------------------------------------------------------------------------------------------------------------------------
                  Healthcare Providers & Services - 0.4%

         3,000    Quintiles Transitional Corporation                    10.000%    10/01/13        B3       B          3,375,000
         2,000    Service Corporation International                      7.700%     4/15/09       Ba3      BB          2,170,000
         3,000    US Oncology Inc., 144A                                10.750%     8/15/14        B3      B-          3,487,500
---------------------------------------------------------------------------------------------------------------------------------
                  Hotels Restaurants & Leisure - 2.2%

         5,190    Aztar Corporation                                      9.000%     8/15/11       Ba3      B+          5,747,925
         2,345    Boyd Gaming Corporation                                8.750%     4/15/12        B1      B+          2,620,538
         4,075    Boyd Gaming Corporation                                7.750%    12/15/12        B1      B+          4,467,219
         3,172    Dominos Inc.                                           8.250%     7/01/11        B2      B-          3,481,270
         1,500    Herbst Gaming Inc.                                     7.000%    11/15/14        B3      B-          1,526,250
         4,100    Intrawest Corporation                                  7.500%    10/15/13        B1      B+          4,381,875
         3,000    Las Vegas Sands Inc., Venetian Casino Resorts,        11.000%     6/15/10        B2       B          3,438,750
                    LLC Mortgage Notes
         2,000    MGM Mirage, Inc.                                       6.750%     8/01/07       Ba1     BB+          2,110,000
         3,500    Park Place Entertainment                               7.875%    12/15/05       Ba2     BB-          3,640,000
         1,000    Park Place Entertainment                               9.375%     2/15/07       Ba2     BB-          1,105,000
         1,000    Park Place Entertainment                               7.875%     3/15/10       Ba2     BB-          1,131,250
         4,000    Penn National Gaming Inc., Senior Subordinated         8.875%     3/15/10        B2       B          4,385,000
                    Notes
           500    Penn National Gaming Inc., Series B                   11.125%     3/01/08        B2       B            536,250
         3,000    Pinnacle Entertainment Inc.                            8.750%    10/01/13      Caa1      B-          3,262,500
         2,000    Pinnacle Entertainment Inc.                            8.250%     3/15/12      Caa1      B-          2,135,000
         4,000    Universal City Development Partners                   11.750%     4/01/10        B2      B-          4,745,000
---------------------------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.5%

         1,000    D.R. Horton, Inc.                                     10.500%     4/01/05       Ba1     BB+          1,022,500
         4,500    K. Hovnanian Enterprises Inc., Senior Subordinate      8.875%     4/01/12       Ba3      B+          4,995,000
                    Notes
         5,000    KB Home                                                8.625%    12/15/08       Ba2     BB-          5,675,000
---------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%

         2,500    Fairfax Financial Holdings Ltd.                        7.750%     4/26/12       Ba3      BB          2,562,500
---------------------------------------------------------------------------------------------------------------------------------
                  IT Services - 0.2%

         3,000    Global Cash Access LLC                                 8.750%     3/15/12      Caa1      B-          3,247,500
---------------------------------------------------------------------------------------------------------------------------------
                  Machinery - 0.3%

         3,000    Terex Corporation, Senior Subordinated Notes          10.375%     4/01/11        B3       B          3,375,000
         3,000    Terex Corporation, Senior Subordinated Notes           9.250%     7/15/11        B3       B          3,382,500

      Portfolio of Investments December 31, 2004

     Principal                                                                                    Ratings*
 Amount (000)/                                                                                ---------------             Market
        Shares    Description(1)                                        Coupon     Maturity   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Media - 4.0%

         6,900    Allbritton Communications Company, Series B            7.750%    12/15/12        B3      B-    $     7,176,000
         2,000    AMC Entertainment Inc.                                 8.000%     3/01/14        B3    CCC+          2,000,000
         1,345    American Media Operations Inc.                         8.875%     1/15/11        B3      B-          1,437,469
         6,000    American Media Operations Inc., Series B              10.250%     5/01/09        B3      B-          6,352,500
         3,000    Cablevision Systems Corporation                        7.250%     7/15/08        B1     BB-          3,180,000
         2,000    Cablevision Systems Corporation                        8.125%     7/15/09        B1     BB-          2,197,500
         5,000    Cablevision Systems Corporation, Series B              8.125%     8/15/09        B1     BB-          5,493,750
         2,000    Charter Communications Operating LLC, 144A             8.000%     4/30/12        B2      B-          2,090,000
         6,000    Cinemark USA Inc.                                      9.000%     2/01/13        B3      B-          6,877,500
         1,000    Dex Media West LLC                                     8.500%     8/15/10        B1       B          1,117,500
         2,198    Dex Media West LLC                                     9.875%     8/15/13        B2       B          2,544,185
         3,000    Loews Cineplex Entertainment Corporation, 144A         9.000%     8/01/14        B3    CCC+          3,262,500
         3,855    Mail-Well I Corporation, Senior Unsecured Note, 144A   9.625%     3/15/12        B1      B+          4,250,138
         4,000    Medianews Group Inc.                                   6.375%     4/01/14        B2      B+          3,980,000
         8,000    Primedia Inc., Senior Notes                            8.875%     5/15/11        B3       B          8,500,000
         2,000    R H Donnelley Finance Corp 1                          10.875%    12/15/12        B2      B+          2,385,000
         2,000    Sun Media Corporation                                  7.625%     2/15/13       Ba3       B          2,192,500
        10,000    Vertis Inc.                                            9.750%     4/01/09        B2      B-         10,900,000
         1,000    Young Broadcasting Inc.                                8.500%    12/15/08        B2       B          1,075,000
         2,000    Young Broadcasting Inc.                                8.750%     1/15/14      Caa1    CCC+          2,025,000
         5,500    Young Broadcasting Inc., Senior Subordinate Notes     10.000%     3/01/11      Caa1    CCC+          5,898,750
---------------------------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%

         1,682    United States Steel Corporation                        9.750%     5/15/10       Ba2      BB          1,925,890
---------------------------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.2%

         1,000    Saks Inc.                                              7.375%     2/15/19       Ba3      BB            995,000
         2,000    Saks Inc., Notes                                       7.500%    12/01/10       Ba3      BB          2,140,000
         1,000    Saks Inc., Notes                                       9.875%    10/01/11       Ba3      BB          1,190,000
---------------------------------------------------------------------------------------------------------------------------------
                  Multi-Utilities & Unregulated Power - 0.0%

           500    Northwestern Corporation                               5.875%    11/01/14       Ba1      BB            513,986
---------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 0.5%

         2,345    Chesapeake Energy Corporation                          7.750%     1/15/15       Ba3     BB-          2,561,913
         2,563    Chesapeake Energy Corporation                          9.000%     8/15/12       Ba3     BB-          2,941,043
         2,000    Premcor Refining Group Inc.                            7.500%     6/15/15       Ba3     BB-          2,175,000
         1,000    Tesoro Petroleum Corporation                           8.000%     4/15/08       Ba2    BBB-          1,092,500
         1,000    Tesoro Petroleum Corporation, Senior Subordinate       9.625%    11/01/08        B2     BB-          1,095,000
                    Notes, Series B
---------------------------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.4%

         2,000    Georgia Pacific Corporation, Debentures                7.700%     6/15/15       Ba3     BB+          2,295,000
         5,000    Georgia Pacific Corporation, Notes                     8.125%     5/15/11       Ba3     BB+          5,775,000
---------------------------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.2%

         3,000    Laidlaw International Inc.                            10.750%     6/15/11        B2      B+          3,517,500
---------------------------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.7%

         6,000    Asbury Automotive Group Inc.                           9.000%     6/15/12        B3       B          6,330,000
         8,000    Warnaco Inc., Senior Notes                             8.875%     6/15/13        B1       B          8,840,000
---------------------------------------------------------------------------------------------------------------------------------
                  Textiles & Apparel - 0.2%

         4,000    Jostens IH Corporation, 144A                           7.625%    10/01/12        B3      B-          4,180,000
---------------------------------------------------------------------------------------------------------------------------------
                  Trading Cos & Distributors - 0.2%

         1,300    Keystone Automotive Operations Inc.                    9.750%    11/01/13        B3      B-          1,397,500
         2,000    United Rentals North America Inc.                      6.500%     2/15/12        B1     BB-          1,960,000
---------------------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.2%

         4,000    Nextel Communications Inc.                             7.375%     8/01/15       Ba3      BB          4,420,000
---------------------------------------------------------------------------------------------------------------------------------
                  Total Corporate Bonds (cost $342,622,897)                                                          361,263,554
                  ---------------------------------------------------------------------------------------------------------------

     Principal                                                                                    Ratings*
 Amount (000)/                                                                                ---------------             Market
        Shares    Description(1)                                        Coupon     Maturity   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  CAPITAL PREFERRED SECURITIES - 34.5% (23.9% of
                    Total Investments)

                  Capital Markets - 5.2%

         6,273    BT Capital Trust, Series B1                            7.900%     1/15/27        A2      A-    $     7,017,015
        15,000    BT Institutional Capital Trust A, 144A                 8.090%    12/01/26        A2      A-         17,094,675
         2,000    BT Institutional Capital Trust B, 144A                 7.750%    12/01/26        A2      A-          2,214,880
         1,250    C.A. Preferred Fund Trust II                           7.000%    10/30/49        A1       A          1,309,445
        32,750    C.A. Preferred Funding Trust                           7.000%     1/30/49        A1       A         34,152,945
         3,000    Compass Trust I, Series A                              8.230%     1/15/27        A3    BBB-          3,404,235
         3,500    First Union Capital Trust II, Series A                 7.950%    11/15/29        A1    BBB+          4,402,741
           500    First Union Institutional Capital II                   7.850%     1/01/27        A1    BBB+            544,424
         2,000    First Union Institutional Capital Securities I         8.040%    12/01/26        A1    BBB+          2,183,800
         8,300    Goldman Sachs Group Inc.                               6.345%     2/15/34        A1      A-          8,672,072
        19,335    Mellon Capital Trust I, Series A                       7.720%    12/01/26        A2      A-         20,997,887
         9,000    State Street Institutional Capital Trust, 144A         8.035%     3/15/27        A1       A         10,041,300
---------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 17.4%

         2,000    AB Svensk Exportkredit, 144A                           6.375%    10/27/49       Aa3     AA-          2,026,426
        20,000    Abbey National Capital Trust I                         8.963%    12/30/49        A2      A-         27,959,220
        45,300    AgFirst Farm Credit Bank                               7.300%    12/15/53        NA      NA         45,766,318
         2,400    ANZ Capital Trust I, 144A                              5.360%    12/29/49        A2      A-          2,438,777
        12,840    Bank One Capital III                                   8.750%     9/01/30        A1      A-         17,433,947
         1,974    BankAmerica Capital II, Series 2                       8.000%    12/15/26       Aa3      A-          2,170,198
         2,600    BankAmerica Institutional Capital Trust,Series B, 144A 7.700%    12/31/26       Aa3      A-          2,802,979
         5,000    BankAmerica Institutional Trust, 144A                  8.070%    12/31/26       Aa3      A-          5,518,410
         2,000    BankBoston Capital Trust I, Series B                   8.250%    12/15/26       Aa3      A-          2,194,742
         1,000    BanPonce Trust I, Series A                             8.327%     2/01/27      Baa1    BBB-          1,100,098
         1,500    Barclays Bank plc, 144A                                8.550%     6/15/49       Aa3      A+          1,828,862
           500    Barnett Capital I                                      8.060%    12/01/26       Aa3      A-            547,044
        21,000    CBA Capital Trust I, 144A                              5.805%    12/30/49        A2      A-         21,904,575
         2,200    DBS Capital Funding Corporation, 144A                  7.657%     3/15/49        A1      A-          2,547,180
         5,000    Farm Credit Bank of Texas                              7.561%    11/05/49        NA      NA          5,152,070
         2,350    FBS Capital Trust I                                    8.090%    11/15/26       Aa3      A-          2,564,816
         4,315    First Chicago NBD Institutional Capital Trust,         7.750%    12/01/26        A1      NA          4,674,970
                    Series B, 144A
         6,000    First Chicago NBD Institutional Capital, 144A          7.950%    12/01/26        A1      NA          6,527,316
         5,750    First Empire Capital Trust I                           8.234%     2/01/27      Baa1     BBB          6,368,522
        11,550    First Empire Capital Trust II                          8.277%     6/01/27      Baa1     BBB         12,854,434
         4,250    First Midwest Bancorp Inc.                             6.950%    12/01/33      Baa2    BBB-          4,645,905
        12,838    HSBC Capital Funding LP, 144A                          9.547%    12/31/49        A1      A-         16,012,029
        14,000    HSBC Capital Funding LP, Debt                         10.176%     6/30/50        A1      A-         21,740,124
        19,605    KBC Bank Fund Trust III, 144A                          9.860%    11/02/49        A2      A-         24,076,587
         4,000    KeyCorp Capital III                                    7.750%     7/15/29        A3     BBB          4,805,568
        15,000    KeyCorp Institutional Capital Trust A                  7.826%    12/01/26        A3     BBB         16,289,355
        17,000    Lloyds TSB Bank plc, Subordinate Note                  6.900%    11/22/49       Aa2      A+         17,844,016
         1,000    Nordbanken AB, 144A                                    8.950%    11/29/49        A2      A-          1,185,704
        18,500    North Fork Capital Trust II                            8.000%    12/15/27        A3    BBB-         20,485,402
           500    PNC Institutional Capital Securities, 144A             7.950%    12/15/26        A3    BBB+            546,936
         2,000    Popular North American Capital Trust I                 6.564%     9/15/34      Baa1    BBB-          2,112,396
        16,750    RBS Capital Trust B                                    6.800%    12/31/49        A1       A         17,326,183
         2,000    Reliance Capital Trust I, Series B                     8.170%     5/01/28        NA      NA          2,242,108
         1,202    Republic New York Capital II, Capital Securities       7.530%    12/04/26        A1      A-          1,294,085
         3,400    Royal Bank of Scotland Group plc                       7.648%     8/31/49        A1       A          4,152,355
         6,200    Royal Bank of Scotland Group plc                       9.118%     3/31/49        A1       A          7,559,877
         4,000    SocGen Real Estate Company LLC, 144A                   7.640%    12/29/49        A1       A          4,390,316
         4,472    St. George Funding Company LLC, 144A                   8.485%     6/30/47      Baa1      NA          5,121,858
        14,330    Unicredito Italiano Capital Trust, 144A                9.200%    10/05/49        A1       A         17,623,937
         3,800    Union Planters Capital Trust A                         8.200%    12/15/26        A2    BBB+          4,127,575
         3,455    Washington Mutual Capital Trust I                      8.375%     6/01/27      Baa1     BBB          3,841,217
         2,000    Zions Institutional Capital Trust,Series A             8.536%    12/15/26      Baa1    BBB-          2,268,508

      Portfolio of Investments December 31, 2004

     Principal                                                                                    Ratings*
 Amount (000)/                                                                                ---------------             Market
        Shares    Description(1)                                        Coupon     Maturity   Moody's     S&P              Value
---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 5.4%

        15,750    BNP Paribas Capital Trust                              7.200%    12/31/49        A1      A+    $    16,680,542
           900    Chase Capital Trust I, Series A                        7.670%    12/01/26        A1      A-            970,251
         1,000    Citigroup Capital III                                  7.625%    12/01/36       Aa2       A          1,229,842
        51,900    HBOS Capital Funding LP, Notes (DD, settling 1/03/05)  6.850%     3/01/49        A1       A         53,485,753
        10,000    ING Capital Funding Trust III                          8.439%    12/30/49        A2      A-         11,987,740
         2,150    JPM Capital Trust I                                    7.540%     1/15/27        A1      A-          2,317,633
         3,000    JPM Capital Trust II                                   7.950%     2/01/27        A1      A-          3,282,252
        23,600    Old Mutual Capital Funding, Notes                      8.000%     6/22/53      Baa2      NA         24,971,608
---------------------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 1.5%

        24,080    Centaur Funding Corporation, Series B, 144A            9.080%     4/21/20      Baa1    BBB+         31,778,087
---------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 3.8%

           987    Allstate Financing II                                  7.830%    12/01/45        A2      A-          1,068,614
        10,000    American General Capital II                            8.500%     7/01/30       Aa1      AA         13,489,590
         4,980    American General Institutional Capital, 144A           8.125%     3/15/46       Aa1      AA          6,541,643
           612    Berkeley Capital Trust                                 8.197%    12/15/45      Baa3    BBB-            649,744
        14,250    Mangrove Bay, Class 3, 144A                            6.102%     7/15/33      Baa1    BBB+         14,187,129
         3,750    Prudential plc                                         6.500%     6/29/49      Baa1       A          3,773,344
        13,500    Sun Life Canada Capital Trust, Capital Securities,     8.526%     5/06/47        A1      A+         14,991,845
                    144A
        23,513    Zurich Capital Trust I, 144A                           8.376%     6/01/37      Baa2      A-         26,479,240
---------------------------------------------------------------------------------------------------------------------------------
                  Oil & Gas - 1.0%

        18,855    KN Capital Trust III                                   7.630%     4/15/28      Baa3     BB+         21,148,032
---------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 0.2%

           500    Countrywide Capital Trust I                            8.000%    12/15/26      Baa1    BBB+            526,728
         3,365    Great Western Financial Trust II, Series A             8.206%     2/01/27      Baa1     BBB          3,677,316
---------------------------------------------------------------------------------------------------------------------------------
                  Total Capital Preferred Securities (cost $733,857,521)                                             739,345,297
                  ---------------------------------------------------------------------------------------------------------------

                  REPURCHASE AGREEMENTS - 0.7% (0.5% of Total
                    Investments)

$       13,980    State Street Bank, 1.000%, dated 12/31/04, due
==============    1/03/05, repurchase price $13,980,703,
                  collateralized by $14,200,000 U.S. Treasury Notes,
                  1.500%, due 2/28/05, value 14,260,691                                                               13,979,538
                  ---------------------------------------------------------------------------------------------------------------
                  Total Repurchase Agreements (cost $13,979,538)                                                      13,979,538
                  ---------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $2,945,376,977) - 144.6%                                               $ 3,095,444,615
                  ===============================================================================================================

                                                                                                                          Market
        Shares    Description(1)                                                                                           Value
---------------------------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS SOLD SHORT - (3.4)%

                  Automobiles - (0.2)%

      (102,665)   General Motors Corporation                                                                     $    (4,112,760)
---------------------------------------------------------------------------------------------------------------------------------
                  Chemicals - (0.4)%

      (535,880)   The Mosaic Company                                                                                  (8,745,562)
---------------------------------------------------------------------------------------------------------------------------------
                  Communications Equipment - (0.2)%

    (1,195,000)   Lucent Technologies Inc.                                                                            (4,493,200)
---------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - (0.0)%

       (12,072)   Capital One Financial Corporation                                                                   (1,016,583)
---------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - (0.1)%

       (62,830)   PG&E Corporation                                                                                    (2,090,982)
---------------------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - (0.2)%

      (158,510)   Albertsons, Inc.                                                                                    (3,785,219)
---------------------------------------------------------------------------------------------------------------------------------
                  Food Products - (0.1)%

       (49,530)   General Mills Inc.                                                                                  (2,462,136)
---------------------------------------------------------------------------------------------------------------------------------
                  Gas Utilities - (0.1)%

       (75,425)   Southern Union Company                                                                              (1,808,692)
---------------------------------------------------------------------------------------------------------------------------------
                  Healthcare Equipment & Supplies - (0.2)%

      (149,200)   Baxter International Inc.                                                                           (5,153,368)
---------------------------------------------------------------------------------------------------------------------------------
                  Insurance - (0.4)%

       (40,765)   Chubb Corporation                                                                                   (3,134,829)
       (90,200)   Genworth Financial Inc.                                                                             (2,435,400)
      (166,530)   UnumProvident Corporation                                                                           (2,987,548)
---------------------------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - (0.1)%

       (74,056)   K2 Inc.                                                                                             (1,176,009)
---------------------------------------------------------------------------------------------------------------------------------
                  Media - (0.4)%

      (777,950)   Lions Gate Entertainment Corporation, Equity                                                        (8,261,829)
---------------------------------------------------------------------------------------------------------------------------------
                  Metals & Mining - (0.4)%

       (50,042)   Phelps Dodge Corporation                                                                            (4,950,155)
      (111,725)   United States Steel Corporation                                                                     (5,725,906)
---------------------------------------------------------------------------------------------------------------------------------
                  Multi-Utilities & Unregulated Power - (0.3)%

      (682,255)   Aquila Inc.                                                                                         (2,517,521)
       (82,825)   Sempra Energy                                                                                       (3,038,021)
---------------------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - (0.2)%

      (163,190)   Schering-Plough Corporation                                                                         (3,407,407)
---------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - (0.1)%

       (53,539)   PMI Group Inc.                                                                                      (2,235,253)
---------------------------------------------------------------------------------------------------------------------------------
                  Total Common Stocks Sold Short (proceeds $63,815,481)                                              (73,538,380)
                  ---------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 3.9%                                                                83,656,871
                  ---------------------------------------------------------------------------------------------------------------
                  FundPreferred Shares, at Liquidation Value - (45.1)%                                              (965,000,000)
                  ---------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                  $ 2,140,563,106
                  ===============================================================================================================

      Portfolio of Investments December 31, 2004

Interest Rate Swap Contracts outstanding at December 31, 2004:

                                                       Notional                                        Termination       Unrealized
Counterparty                                             Amount  Fixed Rate    Floating Rate**                Date     Appreciation
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan                                            $97,000,000      1.3605%            2.4150%            1/23/05      $    91,876
Morgan Stanley                                       97,000,000      2.0250             2.4150             1/23/06        1,111,380
Royal Bank of Canada                                 97,000,000      2.6790             2.4150             1/23/07        1,444,759
Morgan Stanley                                       97,000,000      3.0480             2.4150             1/23/08        1,666,881
JPMorgan                                             97,000,000      3.3595             2.4150             1/23/09        1,708,185
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $ 6,023,081
====================================================================================================================================

Futures Contracts outstanding at December 31, 2004:

                                                                                                                         Unrealized
                                                      Number of    Contract           Original            Value at     Appreciation
Type                                                  Contracts  Expiration              Value   December 31, 2004   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                         823        3/05       $ 92,163,000         $92,587,500      $  (424,500)
====================================================================================================================================

      (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

        * Ratings (not covered by the report of independent registered public accounting firm): Below Baa by Moody's Investor Service, Inc. or BBB by Standard and Poor's Group are considered to be below investment grade.

       **   Based on LIBOR (London Inter-bank Offered Rate).

      (a)   Security is eligible for the Dividends Received Deduction.

     (DD)   Portion of security purchased on a delayed delivery basis.

     144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  (CBTCS)   Corporate Backed Trust Certificates.

  (CORTS)   Corporate Backed Trust Securities.

  (PCARS)   Public Credit and Repackaged Securities.

  (PPLUS)   PreferredPlus Trust.

(SATURNS)   Structured Asset Trust Unit Repackaging.

       NA   Security is not rated.

                                 See accompanying notes to financial statements.

Statement of
      Assets and Liabilities December 31, 2004

                                                                                               Preferred and      Preferred and
                                                                                                 Convertible        Convertible
                                                                                                      Income           Income 2
                                                                                                       (JPC)              (JQC)
--------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $2,118,230,234 and $2,945,376,977, respectively)          $ 2,251,359,182    $ 3,095,444,615
Cash                                                                                                      --          3,691,321
Deposits with brokers for securities sold short                                                   40,045,892         57,652,088
Deposits with brokers for open futures contracts                                                     316,400          1,152,200
Interest rate swaps, at value                                                                      4,583,843          6,023,081
Receivables:
   Dividends                                                                                       3,528,451          3,822,595
   Interest                                                                                       11,021,605         17,068,869
   Investments sold                                                                                3,130,376          8,728,582
   Reclaims                                                                                               --             69,108
Other assets                                                                                          61,630             76,076
--------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                             2,314,047,379      3,193,728,535
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
Securities sold short, at value (proceeds $43,543,883 and $63,815,481, respectively)              60,103,128         73,538,380
Cash overdraft                                                                                    10,365,148                 --
Payable for investments purchased                                                                     26,167         11,805,910
Payable for variation margin on futures contracts                                                    169,500            617,250
Accrued expenses:
   Management fees                                                                                 1,008,772          1,346,454
   Other                                                                                             436,933            458,098
Dividends payable:
   FundPreferred shares                                                                              162,300            203,649
   Securities sold short                                                                              53,658            195,688
--------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                           72,325,606         88,165,429
--------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                       708,000,000        965,000,000
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                       $ 1,533,721,773    $ 2,140,563,106
================================================================================================================================
Common shares outstanding                                                                        100,123,177        141,007,000
================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                      $         15.32    $         15.18
================================================================================================================================

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share                                                      $     1,001,232    $     1,410,070
Paid-in surplus                                                                                1,416,726,904      1,996,734,899
Undistributed (Over-distribution of) net investment income                                       (11,275,840)       (14,268,017)
Accumulated net realized gain from investments                                                     6,441,806         10,742,834
Net unrealized appreciation (depreciation) of investments, futures and interest rate swaps       120,827,671        145,943,320
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                       $ 1,533,721,773    $ 2,140,563,106
================================================================================================================================
Authorized shares:
   Common                                                                                          Unlimited          Unlimited
   FundPreferred shares                                                                            Unlimited          Unlimited
================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Operations

                                                                       Preferred and                     Preferred and
                                                                  Convertible Income (JPC)         Convertible Income 2 (JQC)
                                                              -------------------------------   -------------------------------

                                                               For the Five                      For the Five
                                                               Months Ended       Year Ended     Months Ended       Year Ended
                                                                   12/31/04          7/31/04         12/31/04          7/31/04
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $7,090, $15,423,
   $13,759 and $27,621, respectively)                         $  31,789,267    $  75,590,258    $  40,966,552    $  86,980,897
Interest                                                         26,354,522       65,298,892       40,099,988       96,813,930
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                                          58,143,789      140,889,150       81,066,540      183,794,827
-------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                   7,914,830       18,870,178       10,662,995       25,051,089
Dividend expense on securities sold short                           239,184          387,841          395,973          559,225
FundPreferred shares - auction fees                                 741,946        1,774,851        1,011,267        2,326,576
FundPreferred shares - dividend disbursing agent fees                15,393           33,428           22,455           54,454
Shareholders' servicing agent fees and expenses                       4,190           10,238            6,266           14,762
Custodian's fees and expenses                                       214,130          477,127          278,230          653,706
Trustees' fees and expenses                                          18,016           59,851           26,802           76,923
Professional fees                                                    60,724          121,316           55,614          116,396
Shareholders' reports - printing and mailing expenses               168,630          338,208          190,775          398,044
Stock exchange listing fees                                          34,696           48,302           32,835           45,597
Investor relations expense                                          127,711          300,311          167,464          369,831
Other expenses                                                       19,972          397,116           21,329          353,479
-------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                  9,559,422       22,818,767       12,872,005       30,020,082
   Custodian fee credit                                              (4,673)         (14,475)          (6,990)         (41,717)
   Expense reimbursement                                         (2,979,998)      (7,048,071)      (4,088,064)      (9,520,638)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                      6,574,751       15,756,221        8,776,951       20,457,727
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            51,569,038      125,132,929       72,289,589      163,337,100
-------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments                                2,985,875       27,972,286        8,940,540        8,739,463
Net realized gain (loss) from interest rate swaps                  (974,786)      (2,330,892)      (1,354,773)      (3,205,449)
Change in net unrealized appreciation (depreciation) of
   investments                                                   85,689,077       39,651,341      120,207,237       90,207,632
Change in net unrealized appreciation (depreciation) of
   futures                                                         (325,875)              --         (424,500)              --
Change in net unrealized appreciation (depreciation) of
   interest rate swaps                                             (989,371)       5,573,214       (1,354,625)       7,377,706
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                 86,384,920       70,865,949      126,013,879      103,119,352
-------------------------------------------------------------------------------------------------------------------------------
Distributions to FundPreferred Shareholders
From net investment income                                       (4,040,083)      (8,171,424)      (7,259,855)     (11,296,561)
From accumulated net realized gains from investments             (1,465,951)        (384,871)        (211,517)              --
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to FundPreferred shareholders                   (5,506,034)      (8,556,295)      (7,471,372)     (11,296,561)
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from
   operations                                                 $ 132,447,924    $ 187,442,583    $ 190,832,096    $ 255,159,891
===============================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Changes in Net Assets

                                                                           Preferred and
                                                                     Convertible Income (JPC)
                                                       ------------------------------------------------------

                                                                                                     For the
                                                                                              Period 3/26/03
                                                          For the Five                         (commencement
                                                          Months Ended         Year Ended     of operations)
                                                              12/31/04            7/31/04    through 7/31/03
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                  $    51,569,038    $   125,132,929    $    30,420,215
Net realized gain (loss) from investments                    2,985,875         27,972,286          6,249,317
Net realized gain (loss) from interest rate swaps             (974,786)        (2,330,892)                --
Change in net unrealized appreciation
   (depreciation) of investments                            85,689,077         39,651,341         (8,770,714)
Change in net unrealized appreciation
   (depreciation) of futures                                  (325,875)                --                 --
Change in net unrealized appreciation
   (depreciation) of interest rate swaps                      (989,371)         5,573,214                 --
Distributions to FundPreferred shareholders:
   From net investment income                               (4,040,083)        (8,171,424)        (1,781,038)
   From accumulated net realized gains
    from investments                                        (1,465,951)          (384,871)                --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                        132,447,924        187,442,583         26,117,780
-------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
From net investment income                                 (50,311,897)      (121,827,639)       (30,157,634)
From accumulated net realized gains
   from investments                                        (23,388,774)        (4,581,333)                --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                     (73,700,671)      (126,408,972)       (30,157,634)
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
   Net proceeds from sale of shares                             (4,237)          (188,221)     1,430,942,591
   Net proceeds from shares issued to
   shareholders due to reinvestment of distributions                --          1,175,103            549,331
FundPreferred shares offering costs                             (4,237)           (20,355)       (14,569,487)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from capital share transactions             (8,474)           966,527      1,416,922,435
-------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares                                            58,738,779         62,000,138      1,412,882,581
Net assets applicable to Common shares at
   the beginning of period                               1,474,982,994      1,412,982,856            100,275
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                                $ 1,533,721,773    $ 1,474,982,994    $ 1,412,982,856
=============================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period              $   (11,275,840)   $    (5,581,774)   $      (234,434)
=============================================================================================================

                                                                           Preferred and
                                                                    Convertible Income 2 (JQC)
                                                       ------------------------------------------------------

                                                                                                     For the
                                                                                              Period 6/25/03
                                                          For the Five                         (commencement
                                                          Months Ended         Year Ended     of operations)
                                                              12/31/04            7/31/04    through 7/31/03
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                  $    72,289,589    $   163,337,100    $     5,416,996
Net realized gain (loss) from investments                    8,940,540          8,739,463         (2,710,553)
Net realized gain (loss) from interest rate swaps           (1,354,773)        (3,205,449)                --
Change in net unrealized appreciation
   (depreciation) of investments                           120,207,237         90,207,632        (70,070,126)
Change in net unrealized appreciation
   (depreciation) of futures                                  (424,500)                --                 --
Change in net unrealized appreciation
   (depreciation) of interest rate swaps                    (1,354,625)         7,377,706                 --
Distributions to FundPreferred shareholders:
   From net investment income                               (7,259,855)       (11,296,561)                --
   From accumulated net realized gains
    from investments                                          (211,517)                --                 --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                        190,832,096        255,159,891        (67,363,683)
-------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
From net investment income                                 (68,740,915)      (164,952,618)                --
From accumulated net realized gains
   from investments                                         (2,777,838)           (25,575)                --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                     (71,518,753)      (164,978,193)                --
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
   Net proceeds from sale of shares                             (4,047)           176,684      2,017,885,896
   Net proceeds from shares issued to
   shareholders due to reinvestment of distributions                --                 --                 --
FundPreferred shares offering costs                             (4,047)       (19,723,013)                --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from capital share transactions             (8,094)       (19,546,329)     2,017,885,896
-------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares                                           119,305,249         70,635,369      1,950,522,213
Net assets applicable to Common shares at
   the beginning of period                               2,021,257,857      1,950,622,488            100,275
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                                $ 2,140,563,106    $ 2,021,257,857    $ 1,950,622,488
=============================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period              $   (14,268,017)   $    (6,443,674)   $     5,445,706
=============================================================================================================

                                 See accompanying notes to financial statements.

Notes to
      Financial Statements

1. General Information and Significant Accounting Policies

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Prior to the commencement of operations of the Funds, each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen") and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide high current income by investing primarily in a portfolio of preferred securities, convertible securities and, to a lesser degree, high yield securities. Each Fund may also invest in other debt instruments and common stocks acquired upon conversion of a convertible security.

The Board of Trustees of the Funds approved a change in the Funds' fiscal year end from July 31 to December 31 upon completion of the Funds' July 31, 2004 fiscal year.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

Exchange-listed securities and instruments are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2004, Preferred and Convertible Income 2 (JQC) had an outstanding delayed delivery purchase commitment of $3,689,904. There were no such outstanding purchase commitments in Preferred and Convertible Income (JPC).

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Dividends to Common shareholders are declared monthly. With respect to the REIT securities held in the Funds' Portfolio of Investments, distributions received by the Funds are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the twelve months ended December 31, 2004, the character of distributions to the Funds from the REITs was as follows:

                                                     Preferred        Preferred
                                                           and              and
                                                   Convertible      Convertible
                                                        Income         Income 2
2004                                                     (JPC)            (JQC)
--------------------------------------------------------------------------------
Ordinary income*                                         83.15%           83.29%
Long-term and short-term capital gains                   14.69            15.13
Return of REIT capital                                    2.16             1.58
================================================================================

For the twelve months ended December 31, 2003, the character of distributions to the Funds from the REITs was as follows:

                                                     Preferred        Preferred
                                                           and              and
                                                   Convertible      Convertible
                                                        Income         Income 2
2003                                                     (JPC)            (JQC)
--------------------------------------------------------------------------------
Ordinary income*                                         84.04%           77.85%
Long-term and short-term capital gains                     .20              .17
Return of REIT capital                                   15.76            21.98
================================================================================

* Ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

For the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For fiscal periods ended prior to December 31, 2004, each Fund applied a percentage estimate for the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. Each Fund adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary in the following calendar year when the REITs informed their shareholders of the actual breakdown of income type.

For the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to each Funds shareholders.

With respect to the portion of each Fund's monthly distribution to its shareholders derived from the Fund's investments in REIT securities for fiscal periods ended prior to December 31, 2004, each Fund treated that portion of its distribution as being entirely from net investment income. The Funds recharacterized those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, in the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities are held in each Fund's portfolio. Consequently, the financial statements for fiscal periods ended prior to December 31, 2004, may have reflected an over-distribution of net investment income that was at least partly attributable to the fact that, as of the date of the financial statements, some of the amounts received by the Funds from the portfolio REITs, but none of the dividends paid by the Funds to shareholders from the portfolio REITs were treated as something other than ordinary income.

Notes to
      Financial Statements (continued)

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                 Preferred             Preferred
                                                       and                   and
                                               Convertible           Convertible
                                                    Income              Income 2
                                                     (JPC)                 (JQC)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                          4,720                 3,860
   Series M2                                            --                 3,860
   Series T                                          4,720                 3,860
   Series T2                                            --                 3,860
   Series W                                          4,720                 3,860
   Series W2                                            --                 3,860
   Series TH                                         4,720                 3,860
   Series TH2                                           --                 3,860
   Series F                                          4,720                 3,860
   Series F2                                         4,720                 3,860
--------------------------------------------------------------------------------
Total                                               28,320                38,600
================================================================================

Interest Rate Swap Transactions

The Funds may invest in certain derivative financial instruments. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Due to recent clarification provided by the SEC to regulated investment companies, effective with the July 31, 2004, reporting period, the Funds changed the way they present net interest expense on interest rate swap transactions in the financial statements. Net interest expense amounts paid during the year are included in "Net realized gain (loss) from interest rate swap transactions". Net interest expense amounts accrued, but not yet paid, at the end of the fiscal year, are included in "Change in net unrealized appreciation (depreciation) of interest rate swap transactions". Previously, net interest expense was presented in "Expenses" and reported as "Net interest expense on interest rate swap transactions". This reclassification does not alter the tax treatment of interest rate payments on swap transactions which is to include such payments as an operating expense for tax purposes.

Futures Contracts

Each Fund may use futures contracts to hedge against changes in the values of securities the Fund owns. Each Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. Risk may arise from the potential inability of the counterparty to meet the terms of the contract. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time is was closed.

Short Sales

The Funds are authorized to make short sales of securities if the Funds own at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments."

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500 per Fund) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. Preferred and Convertible Income's (JPC) and Preferred and Convertible Income 2's (JQC) share of Common share offering costs ($1,749,867 and $1,766,467, respectively) were recorded as reductions of the proceeds from the sale of Common shares.

Costs incurred by Preferred and Convertible Income (JPC) and Preferred and Convertible Income 2 (JQC) in connection with their offering of FundPreferred shares ($14,594,079 and $19,727,060, respectively) were recorded as reductions to paid-in surplus.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
      Financial Statements (continued)

2. Fund Shares

Transactions in Common and FundPreferred shares were as follows:

                                              Preferred and                                      Preferred and
                                         Convertible Income (JPC)                         Convertible Income 2 (JQC)
                              ----------------------------------------------     ---------------------------------------------
                                                                     For the                                           For the
                                                              Period 3/26/03                                    Period 6/25/03
                              For the Five         Year        (commencement     For the Five        Year        (commencement
                              Months Ended        Ended       of operations)     Months Ended       Ended       of operations)
                                  12/31/04      7/31/04      through 7/31/03         12/31/04     7/31/04      through 7/31/03
------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                          --           --          100,000,000               --          --          141,000,000
   Shares issued to
      shareholders due to
      reinvestment of
      distributions                     --       79,185               36,992               --          --                   --
------------------------------------------------------------------------------------------------------------------------------
                                        --       79,185          100,036,992               --          --          141,000,000
==============================================================================================================================
FundPreferred shares sold               --           --               28,320               --      38,600                   --
==============================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities and transactions in securities sold short but excluding short-term investments) of investment securities during the five months ended December 31, 2004, were as follows:

                                                Preferred              Preferred
                                                      and                    and
                                              Convertible            Convertible
                                                   Income               Income 2
                                                    (JPC)                  (JQC)
--------------------------------------------------------------------------------
Purchases:
   Investment securities                     $276,835,304           $388,953,897
Sales and maturities:
   Investment securities                      287,821,050            389,231,630
================================================================================

4. Income Tax Information

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of income on certain securities which are treated as debt securities for income tax purposes and equity securities for financial statement purposes, and timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2004, the cost of investments was as follows:

                                                                                     Preferred              Preferred
                                                                                           and                    and
                                                                                   Convertible            Convertible
                                                                                        Income               Income 2
                                                                                         (JPC)                  (JQC)
---------------------------------------------------------------------------------------------------------------------
Cost of investments (net of proceeds received on securities sold short)         $2,135,341,481         $2,967,916,061
=====================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2004, were as follows:

                                                   Preferred          Preferred
                                                         and                and
                                                 Convertible        Convertible
                                                      Income           Income 2
                                                       (JPC)              (JQC)
--------------------------------------------------------------------------------
Gross unrealized:

   Appreciation                                $ 151,312,210      $ 158,870,119

   Depreciation                                  (35,294,509)       (31,341,565)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments     $ 116,017,701      $ 127,528,554
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, were as follows:

                                                   Preferred          Preferred
                                                         and                and
                                                 Convertible        Convertible
                                                      Income           Income 2
                                                       (JPC)              (JQC)
--------------------------------------------------------------------------------
Undistributed net ordinary income *            $   8,790,389      $  11,988,764

Undistributed net long-term capital gains          3,341,644          6,828,270
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal periods ended December 31, 2004, July 31, 2004 and July 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                   Preferred          Preferred
                                                         and                and
                                                 Convertible        Convertible
                                                      Income           Income 2
Five Months Ended December 31, 2004                    (JPC)              (JQC)
--------------------------------------------------------------------------------
Distributions from net ordinary income *        $ 82,128,245       $ 89,938,792

Distributions from net long-term capital gains     7,112,884          2,762,657
================================================================================

                                                   Preferred          Preferred
                                                         and                and
                                                 Convertible        Convertible
                                                      Income           Income 2
Fiscal Period Ended July 31, 2004                      (JPC)              (JQC)
--------------------------------------------------------------------------------
Distributions from net ordinary income *        $134,895,598       $162,336,998

Distributions from net long-term capital gains            --             22,781
================================================================================

                                                   Preferred          Preferred
                                                         and                and
                                                 Convertible        Convertible
                                                      Income           Income 2
Fiscal Period Ended July 31, 2003                      (JPC)              (JQC)
--------------------------------------------------------------------------------
Distributions from net ordinary income *        $ 21,811,614       $         --

Distributions from net long-term capital gains            --                 --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

Notes to
      Financial Statements (continued)

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .009% as of January 31, 2005.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily Managed Assets of each Fund as follows:

Average Daily Managed Assets                                 Fund-Level Fee Rate
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

Complex-Level Assets(1)                                   Complex-Level Fee Rate
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily Managed Assets of each Fund as follows:

Average Daily Managed Assets                                 Management Fee Rate
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), and Froley, Revy Investment Co., Inc. (Froley, Revy). Spectrum manages the portion of the Fund's investment portfolio allocated to preferred securities while Froley, Revy manages the portion of the investment portfolio allocated to convertible securities. Spectrum and Froley, Revy are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. The Adviser is responsible for the overall strategy and asset allocation decisions as well as managing the portion of the investment portfolio allocated to other debt securities.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Preferred and Convertible Income's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
March 31,                                        March 31,
--------------------------------------------------------------------------------
2003*                            .32%                 2008                  .32%
2004                             .32                  2009                  .24
2005                             .32                  2010                  .16
2006                             .32                  2011                  .08
2007                             .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Preferred and Convertible Income 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
June 30,                                          June 30,
--------------------------------------------------------------------------------
2003*                            .32%                 2008                  .32%
2004                             .32                  2009                  .24
2005                             .32                  2010                  .16
2006                             .32                  2011                  .08
2007                             .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

6. Subsequent Events

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their net investment income which were paid on February 1, 2005, to shareholders of record on January 15, 2005, as follows:

                                                     Preferred         Preferred
                                                           and               and
                                                   Convertible       Convertible
                                                        Income          Income 2
                                                         (JPC)             (JQC)
--------------------------------------------------------------------------------
Dividend per share                                      $.1005            $.0975
================================================================================

Adviser Merger

Effective January 1, 2005, the Adviser and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), also a wholly owned subsidiary of Nuveen. As a result of the merger, NAM is now the adviser to all funds previously advised by either NAC or the Adviser.

Announcement Regarding Parent Company of Adviser

After the close of trading on the New York Stock Exchange on January 31, 2005, The St. Paul Travelers Companies, Inc. announced that it intended to explore strategic alternatives to divest its equity stake in Nuveen.

Financial
      Highlights

Selected data for a Common share outstanding throughout each period:

                                                       Investment Operations
                                --------------------------------------------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from
                    Beginning                                  Investment         Capital
                       Common                       Net         Income to        Gains to
                        Share          Net    Realized/     FundPreferred   FundPreferred
                    Net Asset   Investment   Unrealized            Share-          Share-
                        Value    Income(a)   Gain (Loss)         holders+        holders+     Total
-------------------------------------------------------------------------------------------------------
Preferred and Convertible Income (JPC)
-------------------------------------------------------------------------------------------------------
8/01/04-12/31/04       $14.73       $  .52        $  .85           $ (.04)         $ (.01)   $ 1.32
8/01/03-7/31/04         14.12         1.25           .71             (.08)             --      1.88
3/26/03-7/31/03         14.33          .30          (.02)            (.02)             --       .26

Preferred and Convertible Income 2 (JQC)
-------------------------------------------------------------------------------------------------------
8/01/04-12/31/04        14.33          .51           .90             (.05)             --      1.36
8/01/03-7/31/04         13.83         1.16           .73             (.08)             --      1.81
6/25/03-7/31/03         14.33          .04          (.53)              --              --      (.49)
=======================================================================================================

                           Less Distributions                                                     Total Returns
                    ---------------------------------                                          -------------------
                                                                                                           Based
                           Net                               Offering                                         on
                    Investment     Capital                  Costs and       Ending                        Common
                     Income to    Gains to              FundPreferred       Common              Based      Share
                        Common      Common                      Share        Share   Ending        on        Net
                        Share-      Share-               Underwriting    Net Asset   Market    Market      Asset
                       holders     holders     Total        Discounts        Value    Value     Value**    Value**
------------------------------------------------------------------------------------------------------------------
Preferred and Convertible Income (JPC)
------------------------------------------------------------------------------------------------------------------
8/01/04-12/31/04        $ (.50)     $ (.23)   $ (.73)          $   --       $15.32   $14.33      8.06%      9.07%
8/01/03-7/31/04          (1.22)       (.05)    (1.27)              --        14.73    13.95      4.34      13.44
3/26/03-7/31/03           (.30)         --      (.30)            (.17)       14.12    14.57      (.89)       .58

Preferred and Convertible Income 2 (JQC)
------------------------------------------------------------------------------------------------------------------
8/01/04-12/31/04          (.49)       (.02)     (.51)              --        15.18    13.87      6.20       9.59
8/01/03-7/31/04          (1.17)         --     (1.17)            (.14)       14.33    13.54       .10      12.25
6/25/03-7/31/03             --          --        --             (.01)       13.83    14.69     (2.07)     (3.49)
==================================================================================================================

                                                    Ratios/Supplemental Data
                    -----------------------------------------------------------------------------------------
                                    Before Credit/Reimbursement    After Credit/Reimbursement***
                                   -----------------------------   -----------------------------
                                                  Ratio of Net                    Ratio of Net
                                     Ratio of       Investment       Ratio of       Investment
                          Ending     Expenses        Income to       Expenses        Income to
                             Net   to Average          Average     to Average          Average
                          Assets   Net Assets       Net Assets     Net Assets       Net Assets
                      Applicable   Applicable       Applicable     Applicable       Applicable     Portfolio
                       to Common    to Common        to Common      to Common        to Common      Turnover
                    Shares (000)       Shares++         Shares++       Shares++         Shares++        Rate
-------------------------------------------------------------------------------------------------------------
Preferred and Convertible Income (JPC)
-------------------------------------------------------------------------------------------------------------
8/01/04-12/31/04      $1,533,722         1.51%*           7.66%*         1.04%*           8.13%*          13%
8/01/03-7/31/04        1,474,983         1.53             7.90           1.05             8.37            19
3/26/03-7/31/03        1,412,983         1.29*            5.67*           .87*            6.09*           21

Preferred and Convertible Income 2 (JQC)
-------------------------------------------------------------------------------------------------------------
8/01/04-12/31/04       2,140,563         1.47*            7.81*          1.00*            8.28*           13
8/01/03-7/31/04        2,021,258         1.47             7.51           1.00             7.98            27
6/25/03-7/31/03        1,950,622          .97*            2.86*           .65*            3.18*            5
=============================================================================================================

                     FundPreferred Shares at End of Period
                    --------------------------------------
                      Aggregate   Liquidation
                         Amount    and Market        Asset
                    Outstanding         Value     Coverage
                          (000)     Per Share    Per Share
----------------------------------------------------------
Preferred and Convertible Income (JPC)
----------------------------------------------------------
8/01/04-12/31/04     $  708,000    $   25,000   $   79,157
8/01/03-7/31/04         708,000        25,000       77,083
3/26/03-7/31/03         708,000        25,000       74,893

Preferred and Convertible Income 2 (JQC)
----------------------------------------------------------
8/01/04-12/31/04        965,000        25,000       80,455
8/01/03-7/31/04         965,000        25,000       77,364
6/25/03-7/31/03              --            --           --
==========================================================

*     Annualized.

** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any.

      Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++    o     Ratios do not reflect the effect of dividend payments to
            FundPreferred shareholders.

      o Income ratios reflect income earned on assets attributable to FundPreferred shares.

      o Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                                                      Ratio of
                                                                      Dividend
                                                                    Expense on
                                                                    Securities
                                                                 Sold Short to
                                                                   Average Net
                                                             Assets Applicable
                                                              to Common Shares
                                                             -----------------
            Preferred and Convertible Income (JPC)
            8/01/04-12/31/04                                               .04%*
            8/01/03-7/31/04                                                .03
            3/26/03-7/31/03                                                 --

            Preferred and Convertible Income 2 (JQC)
            8/01/04-12/31/04                                               .05*
            8/01/03-7/31/04                                                .03
            6/25/03-7/31/03                                                 --

(a) Per share Net Investment Income is calculated using the average daily shares method.

                                 See accompanying notes to financial statements.


                                  56-57 SPREAD

Board Members
      and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                Number of Portfolios
                                                                      Principal Occupation(s)                   in Fund Complex
Name, Birthdate               Position(s) Held   Year First Elected   Including other Directorships             Overseen by
and Address                   with the Funds     or Appointed (2)     During Past 5 Years                       Board Member
------------------------------------------------------------------------------------------------------------------------------------
Board member who is an interested person of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)   Chairman of        1994                 Chairman and Director (since 1996) of             153
3/28/49                       the Board                               Nuveen Investments, Inc. and Nuveen
333 W. Wacker Drive           and Trustee                             Investments, LLC; Director (since 1992)
Chicago, IL 60606                                                     and Chairman (since 1996) of Nuveen
                                                                      Advisory Corp. and Nuveen Institutional
                                                                      Advisory Corp. (3); Chairman and
                                                                      Director (since 1997) of Nuveen Asset
                                                                      Management; Director (since 1996) of
                                                                      Institutional Capital Corporation;
                                                                      Chairman and Director (since 1999) of
                                                                      Rittenhouse Asset Management, Inc.;
                                                                      Chairman of Nuveen Investments Advisers
                                                                      Inc. (since 2002).

Board members who are not interested persons of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Board member       1997                 Private Investor and Management                   153
8/22/40                                                               Consultant.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Board member       1993                 Retired (1989) as Senior Vice President           153
7/29/34                                                               of The Northern Trust Company; Director,
333 W. Wacker Drive                                                   Community Advisory Board for Highland
Chicago, IL 60606                                                     Park and Highwood, United Way of the
                                                                      North Shore (since 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Board member       1999                 President, The Hall-Perrine Foundation,           153
10/22/48                                                              a private philanthropic corporation
333 W. Wacker Drive                                                   (since 1996); Director and Vice
Chicago, IL 60606                                                     Chairman, United Fire Group, a publicly
                                                                      held company; Adjunct Faculty Member,
                                                                      University of Iowa; Director, Gazette
                                                                      Companies; Life Trustee of Coe College;
                                                                      Director, Iowa College Foundation;
                                                                      formerly, Director, Federal Reserve Bank
                                                                      of Chicago; formerly, President and
                                                                      Chief Operating Officer, SCI Financial
                                                                      Group, Inc., a regional financial
                                                                      services firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Board member       2004                 Dean and Distinguished Professor of               153
3/6/48                                                                Finance, School of Business at the
333 W. Wacker Drive                                                   University of Connecticut (since 2003);
Chicago, IL 60606                                                     previously Senior Vice President and
                                                                      Director of Research at the Federal
                                                                      Reserve Bank of Chicago (1995-2003);
                                                                      Director, Credit Research Center at
                                                                      Georgetown University; Director of Xerox
                                                                      Corporation (since 2004).
------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Board member       2005                 Retired (2004) as Chairman, JPMorgan              151
10/28/42                                                              Fleming Asset Management, President and
333 W. Wacker Drive                                                   CEO, Banc One Investment Advisors
Chicago, IL 60606                                                     Corporation, and President, One Group
                                                                      Mutual Funds; prior thereto, Executive
                                                                      Vice President, Banc One Corporation and
                                                                      Chairman and CEO, Banc One Investment
                                                                      Management Group; Board of Regents,
                                                                      Luther College; currently a member of
                                                                      the American and Wisconsin Bar
                                                                      Associations.

                                                                                                                Number of Portfolios
                                                                      Principal Occupation(s)                   in Fund Complex
Name, Birthdate               Position(s) Held   Year First Elected   Including other Directorships             Overseen by
and Address                   with the Funds     or Appointed (2)     During Past 5 Years                       Board Member
------------------------------------------------------------------------------------------------------------------------------------
Board members who are not interested persons of the Funds (continued):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider          Board member       1997                 Chairman, formerly, Senior Partner and            153
9/24/44                                                               Chief Operating Officer,
333 W. Wacker Drive                                                   Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                                     estate investment company; formerly,
                                                                      Vice President, Miller-Valentine Realty,
                                                                      a construction company; Director, Chair
                                                                      of the Finance Committee and Member of
                                                                      the Audit Committee of Premier Health
                                                                      Partners, the not-for-profit parent
                                                                      company of Miami Valley Hospital;
                                                                      President of the Dayton Philharmonic
                                                                      Orchestra Association; Director and
                                                                      Immediate Past Chair, Dayton Development
                                                                      Coalition; formerly, Member, Community
                                                                      Advisory Board, National City Bank,
                                                                      Dayton, Ohio and Business Advisory
                                                                      Council, Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale           Board member       1997                 Executive Director, Gaylord and Dorothy           153
12/29/47                                                              Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                                   thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                     Protection Fund (from 1990 to 1994)
------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine            Board member       2005                 Senior Vice President for Business and            153
1/22/50                                                               Finance (since 1997), Northwestern
333 W. Wacker Drive                                                   University; Director (since 2003),
Chicago, IL 60606                                                     Chicago Board of Options Exchange;
                                                                      Director (since 2003), National Mentor
                                                                      Holdings, a privately-held, national
                                                                      provider of home and community-based
                                                                      services; Chairman (since 1997), Board
                                                                      of Directors, Rubicon, an insurance
                                                                      company owned by Northwestern
                                                                      University; Director (since 1997),
                                                                      Evanston Chamber of Commerce and
                                                                      Evanston Inventure, a business
                                                                      development organization.

                                                                                                                Number of Portfolios
Name, Birthdate               Position(s) Held   Year First Elected   Principal Occupation(s)                   in Fund Complex
and Address                   with the Funds     or Appointed (4)     During Past 5 Years                       Overseen by Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman          Chief              1988                 Managing Director (since 2002),                   153
9/9/56                        Administrative                          Assistant Secretary and Associate
333 W. Wacker Drive           Officer                                 General Counsel, formerly, Vice
Chicago, IL 60606                                                     President and Assistant General Counsel
                                                                      of Nuveen Investments, LLC; Managing
                                                                      Director (since 2002), General Counsel
                                                                      and Assistant Secretary, formerly, Vice
                                                                      President of Nuveen Advisory Corp. and
                                                                      Nuveen Institutional Advisory Corp. (3);
                                                                      Managing Director (since 2002),
                                                                      Assistant Secretary and Associate
                                                                      General Counsel, formerly, Vice
                                                                      President (since 2000), of Nuveen Asset
                                                                      Management; Managing Director (since
                                                                      2004) and Assistant Secretary (since
                                                                      1994) of Nuveen Investments, Inc.;
                                                                      Assistant Secretary of NWQ Investment
                                                                      Management Company, LLC (since 2002);
                                                                      Vice President and Assistant Secretary
                                                                      of Nuveen Investments Advisers Inc.
                                                                      (since 2002); Managing Director,
                                                                      Associate General Counsel and Assistant
                                                                      Secretary of Rittenhouse Asset
                                                                      Management, Inc. (since 2003); Chartered
                                                                      Financial Analyst.

Board Members
      and Officers (continued)

                                                                                                                Number of Portfolios
Name, Birthdate               Position(s) Held   Year First Elected   Principal Occupation(s)                   in Fund Complex
and Address                   with the Funds     or Appointed (3)     During Past 5 Years                       Overseen by Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds (continued):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos            Vice President     2004                 Managing Director (since 2005),                   153
9/22/63                                                               previously, Vice President (since 2002),
333 W. Wacker Drive                                                   formerly, Assistant Vice President
Chicago, IL 60606                                                     (since 1999) of Nuveen Investments, LLC;
                                                                      Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson           Vice President     2000                 Vice President (since 2002), formerly,            153
2/3/66                        and Assistant                           Assistant Vice President (since 2000),
333 W. Wacker Drive           Secretary                               previously, Associate of Nuveen
Chicago, IL 60606                                                     Investments, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo             Vice President     1999                 Vice President of Nuveen Investments,             153
11/28/67                      and Treasurer                           LLC (since 1999), prior thereto,
333 W. Wacker Drive                                                   Assistant Vice President (since 1997);
Chicago, IL 60606                                                     Vice President and Treasurer of Nuveen
                                                                      Investments, Inc. (since 1999); Vice
                                                                      President and Treasurer of Nuveen
                                                                      Advisory Corp. and Nuveen Institutional
                                                                      Advisory Corp (since 1999) (3); Vice
                                                                      President and Treasurer of Nuveen Asset
                                                                      Management (since 2002) and of Nuveen
                                                                      Investments Advisers Inc. (since 2002);
                                                                      Assistant Treasurer of NWQ Investment
                                                                      Management Company, LLC (since 2002);
                                                                      Vice President and Treasurer of Nuveen
                                                                      Rittenhouse Asset Management, Inc.
                                                                      (since 2003); Chartered Financial
                                                                      Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger            Vice President     2000                 Vice President (since 2002) and                   153
9/24/64                       and Secretary                           Assistant General Counsel (since 1998),
333 W. Wacker Drive                                                   formerly, Assistant Vice President
Chicago, IL 60606                                                     (since 1998) of Nuveen Investments, LLC;
                                                                      Vice President (since 2002) and
                                                                      Assistant Secretary (since 1998),
                                                                      formerly, Assistant Vice President of
                                                                      Nuveen Advisory Corp. and Nuveen
                                                                      Institutional Advisory Corp. (3); Vice
                                                                      President and Assistant Secretary (since
                                                                      2002) of Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson             Vice President     1998                 Managing Director (since 2004) formerly,          153
10/24/45                                                              Vice President of Nuveen Investments,
333 W. Wacker Drive                                                   LLC; Managing Director (since 2004)
Chicago, IL 60606                                                     formerly, Vice President (since 1998) of
                                                                      Nuveen Advisory Corp. and Nuveen
                                                                      Institutional Advisory Corp. (3);
                                                                      Managing Director (since 2005) of Nuveen
                                                                      Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald         Vice President     1995                 Managing Director (since 2002) of Nuveen          153
3/2/64                                                                Investments, LLC; Managing Director
333 W. Wacker Drive                                                   (since 2001), formerly Vice President of
Chicago, IL 60606                                                     Nuveen Advisory Corp. and Nuveen
                                                                      Institutional Advisory Corp. (since
                                                                      1995) (3); Managing Director of Nuveen
                                                                      Asset Management (3) (since 2001); Vice
                                                                      President of Nuveen Investment Advisers
                                                                      Inc. (since 2002); Chartered Financial
                                                                      Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                Vice President     1998                 Vice President (since 1993) and Funds             153
5/31/54                       and Controller                          Controller (since 1998) of Nuveen
333 W. Wacker Drive                                                   Investments, LLC and, formerly, Vice
Chicago, IL 60606                                                     President and Funds Controller (since
                                                                      1998) of Nuveen Investments, Inc.;
                                                                      Certified Public Accountant.


                                                                                                                Number of Portfolios
Name, Birthdate               Position(s) Held   Year First Elected   Principal Occupation(s)                   in Fund Complex
and Address                   with the Funds     or Appointed (3)     During Past 5 Years                       Overseen by Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds (continued):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                 Vice President     2000                 Vice President (since 2000) of Nuveen             153
3/22/63                                                               Investments, LLC, previously Assistant
333 W. Wacker Drive                                                   Vice President (since 1999); prior
Chicago, IL 60606                                                     thereto, Associate of Nuveen
                                                                      Investments, LLC; Certified Public
                                                                      Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                 Vice President     2002                 Vice President (since 1999), previously,          153
8/27/61                                                               Assistant Vice President (since 1993) of
333 W. Wacker Drive                                                   Nuveen Investments, LLC.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin               Vice President     1988                 Vice President, Assistant Secretary and           153
7/27/51                       and Assistant                           Assistant General Counsel of Nuveen
333 W. Wacker Drive           Secretary                               Investments, LLC; Vice President and
Chicago, IL 60606                                                     Assistant Secretary of Nuveen Advisory
                                                                      Corp. and Nuveen Institutional Advisory
                                                                      Corp. (3); Assistant Secretary of Nuveen
                                                                      Investments, Inc. and (since 1997)
                                                                      Nuveen Asset Management, Vice President
                                                                      (since 2000), Assistant Secretary and
                                                                      Assistant General Counsel (since 1998)
                                                                      of Rittenhouse Asset Management, Inc.;
                                                                      Vice President and Assistant Secretary
                                                                      of Nuveen Investments Advisers Inc.
                                                                      (since 2002); Assistant Secretary of NWQ
                                                                      Investment Management Company, LLC
                                                                      (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
      Easily and Conveniently

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



Nuveen Closed-End Exchange-Traded Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      Information

Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.

Quarterly Portfolio of Investments and Proxy voting information

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004 and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Dividend Information

The Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2 designates 7.93% and 7.73% respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 10.82% and 9.86% respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust
Boston, MA

Transfer Agent and Shareholder Services

State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing more than $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                o     Share prices
           Learn more           o     Fund details
about Nuveen Funds at           o     Daily financial news
   www.nuveen.com/etf           o     Investor education
                                o     Interactive planning tools




Logo: NUVEEN Investments

                                                                     EAN-F-1204D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on December 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Mr. Bennett unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from July 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                  Nuveen Preferred and Convertible Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                             AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                 TO FUND                   BILLED TO FUND                 BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004 *               $ 18,139                        $ 0                         $   855                   $ 1,800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
                             AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                 TO FUND                   BILLED TO FUND                 BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                     $ 18,139                        $ 0                         $ 7,549                  $ 3,450
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                              0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                     $ 19,300                        $ 0                         $    0                   $     0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                              0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

*Nuveen Preferred and Convertible Fund changed its fiscal year end from July 31 to December 31, therefore, these numbers represent the period 08/01/04 - 12/31/04.

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                   AUDIT-RELATED FEES            TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 2004 *                                          $ 0                           $ 0                           $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                            0%                            0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                                                $ 0                           $ 0                           $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                            0%                            0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                                                $ 0                           $ 0                           $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                           N/A                           N/A
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

*Nuveen Preferred and Convertible Fund changed its fiscal year end from July 31 to December 31, therefore, these numbers represent the period 08/01/04 - 12/31/04.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                TOTAL NON-AUDIT FEES        OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                   BILLED TO FUND            REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004 *                    $  2,655                        $ 0                           $ 0                    $  2,655
July 31, 2004                          $ 10,999                        $ 0                           $ 0                    $ 10,999
July 31, 2003                          $      0                        $ 0                           $ 0                    $      0

*Nuveen Preferred and Convertible Fund changed its fiscal year end from July 31 to December 31, therefore, these numbers represent the period 08/01/04 - 12/31/04.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf. and there were no amendments during the period covered by this report (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.).

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Preferred and Convertible Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 9, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 9, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 9, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.